UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-24036

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Hamilton Lane Venture Capital and Growth Fund
(Exact name of registrant as specified in charter)

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110 Washington Street, Suite 1300
Conshohocken, Pennsylvania 19428-2053
(Address of principal executive offices) (Zip code)

Andrew Schardt
Hamilton Lane Advisors, L.L.C.
110 Washington Street, Suite 1300
Conshohocken, Pennsylvania 19428-2053
(Name and address of agent for service)

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Registrant’s telephone number, including area code: (610) 617-5724

Date of fiscal year end: March 31

Date of reporting period: March 31, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.    REPORTS TO STOCKHOLDERS.

1.(a)     The Report to Shareholders is attached herewith.

Hamilton Lane Venture Capital and Growth Fund

Consolidated Financial Statements

For the Period September 30, 2024 (commencement of operations)
through March 31, 2025

Hamilton Lane Venture Capital and Growth Fund
Table of Contents For the Period September 30, 2024* through March 31, 2025

*  Commencement of Operations

Hamilton Lane Venture Capital and Growth Fund
Management’s Discussion of Fund Performance (Unaudited)

Hamilton Lane Advisors, L.L.C. (the “Adviser” or “Hamilton Lane”) built the Hamilton Lane Venture Capital and Growth Fund (“VCG” or the “Fund”) with a goal towards long-term outperformance of the public markets with decreased observed volatility. This historical trend in private markets is generated through shareholder alignment on long-term strategic initiatives, informational and resource advantages, and reputable operators among leading general partners. The Fund today is composed of investments tactically weighted across sponsor, geography and sector.

Performance of the Fund

For the fiscal period ended March 31, 2025, the Fund Class I (XHVIX) returns were 11.09%, Class R (XHVRX) were 10.91%, and Class Y (XHVYX) were 24.30%. VCG has seen strong performance broadly across the portfolio.

The Fund is focused on venture capital and growth investments, accessed through both secondary and direct co-investments, diversified across sector and stage. Geographically, the Fund is tactically overweight to North America given our view that there is a more positive economic outlook in the U.S. than in some global markets.

Themes in the Portfolio

The Fund invests in secondary positions and direct co-investments, primarily in North America and EMEA, with a focus on later stage venture capital and growth assets diversified across vintage year, transaction type, manager, strategy and geography. We have leveraged our robust deal flow and experience investing in venture capital and growth equity to begin constructing the portfolio and will continue to invest in accordance with our strategic objectives. We are pleased with the early development of the portfolio and believe we are well positioned given our insight, relationships, and bottom-up approach across the diverse deal landscape.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Hamilton Lane Venture Capital and Growth Fund before investing. The prospectus and, if available, the summary prospectus contain this and other information about the Fund. You may obtain a prospectus and, if available, a summary prospectus by calling 1 (888) 882-8212 or visit our website at www.hamiltonlane.com/vcg. Please read the prospectus carefully before investing.

The Fund operates as a continuously offered non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

Shares are speculative and illiquid securities involving substantial risk of loss. There can be no assurance that the investment objective of the Fund will be achieved or that the Fund’s portfolio design and risk monitoring strategies will be successful. The Fund has limited operating history. The shares have no history of public trading and are not listed on any securities exchange, and it is not anticipated that a secondary market for Shares will develop.

Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Agreement and Declaration of Trust. An investment in the Fund is generally subject to market risk, including the loss of the entire principal amount invested. An investment in the Fund represents an indirect investment in the securities owned by the Fund. Shares are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment and for whom an investment in the Fund does not constitute a complete investment program and should be viewed as a long-term investment.

The Fund may engage in the use of leverage, hedging, and other speculative investment practices that may accelerate losses.

The success of the Fund depends on the identification by, and the availability of suitable investment opportunities to, the Adviser and, with respect to any portfolio funds, the sponsors of such portfolio fund.

Hamilton Lane Venture Capital and Growth Fund
Management’s Discussion of Fund Performance (Unaudited) (Continued)

Although the Fund is allocated across sectors and asset classes, it is a non-diversified fund and subject to risks associated with concentrated investments in a specific industry or sector and therefore may be subject to greater volatility than a more diversified investment.

The amount of distributions that the Fund may pay, if any, is uncertain. The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as offering proceeds, borrowings, and amounts from the Fund’s affiliates that are subject to repayment by investors.

Certain investments in the Fund are illiquid making it difficult to sell these securities and possibly requiring the Fund to sell at an unfavorable time or price. The value of certain Fund investments, in particular non-traded investment vehicles, will be difficult to determine and the valuations provided will likely vary from the amounts the Fund would receive upon sale or disposition of its investments.

General Risks of Venture Capital and Growth Investments. Some of the companies in which venture capital funds invest, directly or indirectly, will not perform as expected. Business risks may be more significant in smaller Portfolio Funds or those that are embarking on a build-up or operating turnaround strategy.

Technology Sector Concentration Risk. There are no limitations imposed by Hamilton Lane Advisors, LLC as to the amount of Fund assets that may be invested in any one issuer in the technology sector. Accordingly, the Fund’s investment portfolio may at times be significantly concentrated, both as to managers, industry and individual companies. Such concentration could offer a greater potential for capital appreciation as well as increased risk of loss. Such concentration may also be expected to increase the volatility of the Fund’s investment portfolio. By concentrating the Fund’s investments in the information technology group of industries, the Fund’s performance will be more closely impacted by the performance of a particular market segment than if the Fund was not concentrated in the information technology group of industries. The Fund’s concentration in these investments may present more risks than if it were more broadly diversified over numerous industries and sectors of the economy. A broad downturn in investments tied to this group of industries would have a larger impact on the Fund than on a fund that does not concentrate in such investments. The Fund may invest in a Portfolio Fund that concentrates its investments in specific industry sectors. This focus may constrain the liquidity and the number of portfolio companies available for investment by a Portfolio Fund. In addition, the investments of such a Portfolio Fund will be disproportionately exposed to the risks associated with the industry sectors of concentration.

Early-Stage Companies Risk. Early-stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early-stage companies may be less liquid, privately traded and more volatile and speculative than the securities of larger companies.

General Risks of Secondary Investments. The market for investments in secondary investments is inefficient and highly illiquid, and no efficient market is expected to develop during the term of the Fund. There can be no assurance that the Fund will be successful in consummating the types of transactions contemplated, that it will otherwise be able to identify sufficient secondary investment opportunities or other opportunities consistent with its investment objectives, that it will acquire sufficient secondary investments or other investments on attractive terms, or that it will otherwise be successful in implementing its investment objectives or avoiding losses (up to and including the loss of the entire amount invested). Although the Adviser has identified successful investments in the past, there can be no assurance that it will continue to do so. The Adviser may not be able to execute its investment objectives or generate returns to the Fund’s investors commensurate with the risks of investing in the types of transactions described in the Prospectus.

Risks Pertaining to Investments in Portfolio Funds. The Fund’s net asset value may fluctuate in response to, among other things, various market and economic factors related to the markets in which the Portfolio Funds invest and the financial condition and prospects of issuers in which the Portfolio Funds invest. The success of the Fund depends upon the ability of the Portfolio Fund Managers to develop and implement strategies that achieve their investment objectives. The Portfolio Fund Managers could materially alter their investment strategies from time to time without notice to the Fund. There can be no assurance that the Portfolio Fund Managers will be able to select or implement successful strategies or achieve their respective investment objectives. Most of the Portfolio Funds in which the Fund invests are not subject to the provisions of the 1940 Act. The securities of the Portfolio Funds in which the Fund invests or plans to invest will generally be illiquid.

Hamilton Lane Venture Capital and Growth Fund
Management’s Discussion of Fund Performance (Unaudited) (Continued)

Co-Investment Risks. The Fund’s investment portfolio will include co-investments, which are indirect investments in the equity of private companies, alongside private equity funds and other private equity firms via special purpose vehicles. There can be no assurance that the Fund will be given co-investment opportunities, or that any specific co-investment offered to the Fund would be appropriate or attractive to the Fund in the Adviser’s judgment.

An investment in the Fund involves substantial risks and special considerations. For a complete description of the Fund’s principal investment risks, please refer to the prospectus.

Diversification does not guarantee a profit or protect against a loss in a declining market.

The information contained herein may include forward-looking statements regarding returns, performance, opinions, the fund presented or its portfolio companies, or other events contained herein. Forward-looking statements include a number of risks, uncertainties and other factors beyond our control, or the control of the fund or the portfolio companies, which may result in material differences in actual results, performance or other expectations. The opinions, estimates and analyses reflect our current judgment, which may change in the future.

All opinions, estimates and forecasts of future performance or other events contained herein are based on information available to Hamilton Lane as of the date of this material and are subject to change. Past performance of the investments described herein is not indicative of future results. In addition, nothing contained herein shall be deemed to be a prediction of future performance. The information included herein has not been reviewed or audited by independent public accountants. Certain information included herein has been obtained from sources that Hamilton Lane believes to be reliable, but the accuracy of such information cannot be guaranteed.

The information herein is not intended to provide, and should not be relied upon for, accounting, legal or tax advice, or investment recommendations. You should consult your accounting, legal, tax or other advisors about the matters discussed herein.

PINE Distributors LLC is the distributor of the Hamilton Lane Venture Capital & Growth Fund. Hamilton Lane Advisors, LLC. is the investment adviser to the Hamilton Lane Venture Capital and Growth Fund. PINE Distributors LLC is not affiliated with Hamilton Lane Advisors, LLC.

Hamilton Lane Venture Capital and Growth Fund
Fund Performance March 31, 2025 (Unaudited)

Performance of a $1,000,000 Investment1

This graph compares a hypothetical $1,000,000 investment in the Fund’s Class Y shares, made at its inception, with similar investments in the MSCI World Index. Results include the reinvestment of all dividends and capital gains. The indices do not reflect expenses, fees, or sales charges, which would lower performance.

The MSCI World Index represents large and mid-cap equity performance across 23 developed markets countries, covering approximately 85% of the free float-adjusted market capitalization in each. The index is unmanaged and are not available for investment.

Average Annual Total Returns as of March 31, 2025
Since Inception*
Hamilton Lane Venture Capital and Growth Fund – Class I	11.09%
Hamilton Lane Venture Capital and Growth Fund – Class R	10.91%
Hamilton Lane Venture Capital and Growth Fund – Class Y	24.30%
MSCI World Index	(1.95)%

*  Commencement of operations for the Hamilton Lane Venture Capital and Growth Fund Class Y was September 30, 2024. Hamilton Lane Venture Capital and Growth Fund Classes I and R commenced operations on February 1, 2025. See Note 1 in the accompanying notes to the consolidated financial statements. Returns for the MSCI World Index are since September 30, 2024.

1   The Fund commenced operations on September 30, 2024, at which time it operated as a private fund in reliance upon the exclusion from the definition of an investment company in Section 3(c)(7) of the Investment Company Act. On December 18, 2024, the Fund registered as a closed-end management investment company under the Investment Company Act.

Hamilton Lane Venture Capital and Growth Fund
Fund Performance March 31, 2025 (Unaudited) (Continued)

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent quarter end performance may be obtained by calling (888) 882-8212.

Hamilton Lane Advisors, L.L.C. (the “Adviser”) has entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding taxes, interest, brokerage commissions, certain transaction-related expenses, extraordinary expenses, acquired fund fees and expenses, the Investment Management Fee and the Incentive Fee) do not exceed 1.50%, 0.80% and 0.65% of the average daily net assets of Class R Shares, Class I Shares and Class Y Shares, respectively (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment. The Expense Limitation Agreement also provides that, after the commencement of operations until the first anniversary of the commencement of operations, the Adviser agrees to waive fees payable to it by the Fund on assets held in cash or cash equivalents less the total amount of capital committed by the Fund and not yet drawn for investment. The Expense Limitation Agreement has an initial term ending one-year from the effective date of the registration statement, and will automatically renew thereafter for consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by a majority of the Trustees. The Expense Limitation Agreement may be terminated by the Fund’s Board of Trustees upon thirty days’ written notice to the Adviser.

For the Fund’s current expense ratios, please refer to the Financial Highlights Section of this report.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Hamilton Lane Venture Capital and Growth Fund:

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Hamilton Lane Venture Capital and Growth Fund (the Fund), including the consolidated schedule of investments, as of March 31, 2025, the related consolidated statements of operations, changes in net assets, and cash flows for the period from September 30, 2024 (commencement of operations) through March 31, 2025, and the related notes (collectively, the consolidated financial statements) and the financial highlights for the period from September 30, 2024 (commencement of operations) through March 31, 2025. In our opinion, the consolidated financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2025, the results of its operations, the changes in its net assets, its cash flows, and the financial highlights for the period from September 30, 2024 (commencement of operations) through March 31, 2025, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2025, by correspondence with the custodian and general partners or managers of underlying investments. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Hamilton Lane investment companies since 2024.

Philadelphia, Pennsylvania
May 30, 2025

See accompanying Notes to Consolidated Financial Statements

Hamilton Lane Venture Capital and Growth Fund
Consolidated Schedule of Investments March 31, 2025
Investments — 95.95%	Investment Type	Acquisition Date	Fair Value
Direct Investments — 18.01%†,^
Direct Equity — 18.01%
North America — 18.01%
Consumer Goods — 10.83%
Stripes VI Rainier Co-Invest, L.P.*[1,2]	Limited Partnership Interest	10/31/2024	$1,509,694
Information Technology — 7.18%
Sands Capital Global Innovation Fund II-DB, L.P.*[1,2]	Limited Partnership Interest	12/16/2024	1,000,000	#
Total North America			2,509,694
Total Direct Equity (Cost $2,503,462)			2,509,694

Secondary Investments — 77.94%†,^
Secondary Direct Equity — 8.05%
North America — 8.05%
Software Solutions — 8.05%
AVC CL HL, L.P.*[1,2]	Limited Partnership Interest	9/27/2024	1,120,893
Total North America			1,120,893
Total Secondary Direct Equity (Cost $1,014,439)			1,120,893
Secondary Funds — 69.89%
Middle East — 13.72%
Video Games — 13.72%
VGames, L.P.*[1,2,3]	Limited Partnership Interest	3/15/2025	1,912,320
North America — 56.17%
Diversified — 44.20%
Insight Partners Continuation Fund III, L.P.*[1,2,3]	Limited Partnership Interest	10/8/2024	2,216,793
Lightspeed Ascent Fund, L.P.*[1,2,3]	Limited Partnership Interest	11/20/2024	1,325,028
PSG Sequel-A L.P.*[1,2,3]	Limited Partnership Interest	1/31/2025	1,274,087
Scenic Co-Invest Midnight Ride, L.P.*[1,2,3]	Limited Partnership Interest	1/15/2025	1,343,419
Total Diversified			6,159,327
Information Technology — 11.97%
Founders Circle Capital Co-Invest Series 10, L.P.*[1,2]	Limited Partnership Interest	3/14/2025	797,494
SDP Special Situations LLC — Series X*[1,2,3]	Limited Partnership Interest	3/12/2025	871,197
Total Information Technology			1,668,691
Total North America			7,828,018
Total Secondary Funds (Cost $8,088,370)			9,740,338
Total Investments (Cost $11,606,271)			13,370,925
Other assets in excess of liabilities — 4.05%			564,900
Total Net Assets — 100%			$13,935,825
†

Direct Investments are private investments directly into the equity or debt of selected operating companies, often together with the management of the company. Secondary Investments are portfolios of assets purchased on the secondary market.

^	Investments do not issue shares except where listed. Investments do not allow redemptions or withdrawals except at discretion of its general partner, manager or advisor.
*	Investment is non-income producing.

See accompanying Notes to Consolidated Financial Statements.

Hamilton Lane Venture Capital and Growth Fund
Consolidated Schedule of Investments March 31, 2025 (Continued)
#

The Fair Value is estimated by the Valuation Designee (defined below) using significant unobservable inputs and as such may not necessarily reflect the current or expected future performance of such Direct Investment or Secondary Investment or the Fair Value of the Fund’s interest in such Direct Investment or Secondary Investment. Furthermore, the Fair Value has not been calculated, reviewed, verified or in any way approved by such Direct Investment or Secondary Investment or its general partner, manager or sponsor (including any of its affiliates). Please see notes to financial statements for further details regarding the valuation policy of the Fund.

[1]

Restricted Security. Investments generally issued in private placement transactions and as such generally restricted as to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Acquisition Date as shown in the Schedule of Investments. Total fair value of restricted investments as of March 31, 2025 was $13,370,925, or 95.95% of net assets. As of March 31, 2025, the aggregate cost of each investment restricted to sale was $1,503,462, $1,000,000, $1,014,439, $1,429,162, $1,807,000, $1,365,000, $1,143,126, $1,125,001, $530,035 and $689,046, respectively, totaling $11,606,271.

[2]	All or a portion of this security is held through HL VCGF Splitter LLC. (See Note 1).
[3]	Investment has been committed to but has not been fully funded by the Fund (See Note 9).

See accompanying Notes to Consolidated Financial Statements.

Hamilton Lane Venture Capital and Growth Fund
Consolidated Schedule of Investments March 31, 2025 (Continued)
Summary of Investments by Strategy (as a percentage of total net assets)
Direct Investments
Direct Equity	18.01
Total Direct Investments	18.01
Secondary Investments
Secondary Direct Equity	8.05
Secondary Funds	69.89
Total Secondary Investments	77.94
Total Investments	95.95
Other assets in excess of liabilities	4.05
Total Net Assets	100.00

See accompanying Notes to Consolidated Financial Statements.

Hamilton Lane Venture Capital and Growth Fund
Consolidated Statement of Assets and Liabilities March 31, 2025
Assets
Investments, at fair value (cost $11,606,271)	$13,370,925
Cash	553,612
Receivable from Adviser	629,284
Total Assets	14,553,821

Liabilities
Registration fees payable	210,083
Audit fees payable	138,000
Organizational fees payable	107,759
Legal fees payable	55,000
Accounting and administration fees payable	49,000
Offering costs payable	44,703
Trustee fees payable	13,451
Total Liabilities	617,996

Commitments and contingencies (see Notes 6 and 9)

Net Assets	$13,935,825

Composition of Net Assets:
Paid-in capital	$12,200,000
Total distributable earnings	1,735,825
Net Assets	$13,935,825

Net Assets Attributable to:
Class I Shares	$1,110,709
Class R Shares	1,109,427
Class Y Shares	11,715,689
$13,935,825

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized):
Class I Shares	89,445
Class R Shares	89,445
Class Y Shares	942,833
1,121,723

Net Asset Value per Share:
Class I Shares	$12.42
Class R Shares	$12.40
Class Y Shares	$12.43

See accompanying Notes to Consolidated Financial Statements.

Hamilton Lane Venture Capital and Growth Fund
Consolidated Statement of Operations For the Period September 30, 2024* through March 31, 2025
Investment Income
Interest income	$718
Total Income	718

Expenses
Incentive fees	260,374
Registration fees	210,083
Professional fees	193,000
Organizational fees	120,260
Investment management fees	64,154
Accounting and administration fees	49,000
Offering costs	44,703
Trustees’ fees and expenses	37,500
Other operating expenses	4,286
Total Expenses	983,360
Expenses waived by adviser	(629,284)
Expenses voluntarily waived by adviser	(324,528)
Net Expenses	29,548
Net Investment Loss	(28,830)

Realized and Change in Unrealized Gain/(Loss)
Net change in unrealized appreciation (depreciation) on investments	1,764,655
Net Realized and Change in Unrealized Gain	1,764,655

Net Increase in Net Assets Resulting from Operations	$1,735,825

*    Commencement of Operations

See accompanying Notes to Consolidated Financial Statements.

Hamilton Lane Venture Capital and Growth Fund
Consolidated Statement of Changes in Net Assets
For the Period September 30, 2024* Through March 31, 2025
Change in Net Assets Resulting from Operations
Net investment loss	$(28,830)
Net change in unrealized appreciation (depreciation) on investments	1,764,655
Net Change in Net Assets Resulting from Operations	1,735,825

Change in Net Assets Resulting from Capital Share Transactions
Class I
Transfers in	999,995
Total Class I Transactions	999,995

Class R
Transfers in	999,995
Total Class R Transactions	999,995

Class Y
Proceeds from issuance of shares	12,200,000
Transfers out	(1,999,990)
Total Class Y Transactions	10,200,010

Net Change in Net Assets Resulting from Capital Share Transactions	12,200,000

Total Net Increase in Net Assets	13,935,825

Net Assets
Beginning of period	—
End of period	$13,935,825

Shareholder Activity
Class I Shares
Shares transferred in	89,445
Net Change in Class I Shares Outstanding	89,445

Class R Shares
Shares transferred in	89,445
Net Change in Class R Shares Outstanding	89,445

Class Y Shares
Shares sold	1,121,723
Shares transferred out	(178,890)
Net Change in Class Y Shares Outstanding	942,833

*    Commencement of Operations

See accompanying Notes to Consolidated Financial Statements.

Hamilton Lane Venture Capital and Growth Fund
Consolidated Statement of Cash Flows For the Period September 30, 2024* through March 31, 2025
Cash Flows From Operating Activities
Increase in net assets from operations	$1,735,825
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(11,615,821)
Proceeds from investment distributions	9,551
Net change in unrealized (appreciation) depreciation on investments	(1,764,655)
(Increase)/Decrease in Assets:
Receivable from Adviser	(629,284)
Increase/(Decrease) in Liabilities:
Registration fees payable	210,083
Audit fees payable	55,000
Organizational fees payable	138,000
Legal fees payable	107,759
Accounting and administration fees payable	49,000
Offering costs payable	44,703
Trustee fees payable	13,451
Net Cash Used in Operating Activities	(11,646,388)

Cash Flows from Financing Activities
Proceeds from capital contributions	12,200,000
Net Cash Provided by Financing Activities	12,200,000

Net change in Cash	553,612
Cash – Beginning of period	—
Cash – End of period	$553,612

*    Commencement of Operations

See accompanying Notes to Consolidated Financial Statements.

Hamilton Lane Venture Capital and Growth Fund
Consolidated Financial Highlights Class I Shares

Per share operating performance.
For a capital share outstanding throughout each period.

For the Period February 1, 2025* Through March 31, 2025
Per Share Operating Performance:
Net Asset Value per share, beginning of period	$11.18
Activity from investment operations:
Net investment income/(loss)[1]	(0.01)
Net realized and unrealized gain/(loss) on investments	1.25
Total from investment operations	1.24

Net Asset Value per share, end of period	$12.42

Net Assets, end of year (in thousands)	$1,111

Ratios to average net assets:
Net investment income/(loss)[2,3]	(0.78)%

Gross expenses[4]	16.52%
Expense Recoupment/(Reimbursement)[4]	(15.71)%
Net expenses[5]	0.81%

Total Return[6]	11.09%[7]

Portfolio turnover rate	0.00%[7]
[1]	Per share data is computed using the average shares method.
[2]	Net investment income (loss) has been annualized for periods of less than twelve months, except for Organizational Fees which are one time expenses.
[3]

Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratios do not include net investment income of the underlying funds in which the Fund invests that have not been distributed.

[4]

Expense ratios have been annualized for periods of less than twelve months, except for Organizational Fees which are one time expenses and Incentive Fees which are not annualized. If Incentive Fees had been excluded, the expense ratios would have decreased by 1.57% for the period ended March 31, 2025. Expenses do not include expenses from underlying funds in which the Fund invests.

[5]

Expense ratios have been annualized for periods of less than twelve months, except for Organizational Fees which are one time expenses. Expenses do not include expenses from underlying funds in which the Fund invests. If Incentive Fees had not been waived, Net expenses would have increased by 1.57%.

[6]

Total return based on per unit net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable sales charges.

[7]	Not annualized.
*	Class commenced operations on February 1, 2025.

See accompanying Notes to Consolidated Financial Statements.

Hamilton Lane Venture Capital and Growth Fund
Consolidated Financial Highlights Class R Shares

Per share operating performance.
For a capital share outstanding throughout each period.

For the Period February 1, 2025* Through March 31, 2025
Per Share Operating Performance:
Net Asset Value per share, beginning of period	$11.18
Activity from investment operations:
Net investment income/(loss)[1]	(0.03)
Net realized and unrealized gain/(loss) on investments	1.25
Total from investment operations	1.22

Net Asset Value per share, end of period	$12.40

Net Assets, end of year (in thousands)	$1,109

Ratios to average net assets:
Net investment income/(loss)[2,3]	(1.50)%

Gross expenses[4]	16.53%
Expense Recoupment/(Reimbursement)[4]	(15.00)%
Net expenses[5]	1.53%

Total Return[6]	10.91%[7]

Portfolio turnover rate	0.00%[7]
[1]	Per share data is computed using the average shares method.
[2]	Net investment income (loss) has been annualized for periods of less than twelve months, except for Organizational Fees which are one time expenses.
[3]

Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratios do not include net investment income of the underlying funds in which the Fund invests that have not been distributed.

[4]

Expense ratios have been annualized for periods of less than twelve months, except for Organizational Fees which are one time expenses and Incentive Fees which are not annualized. If Incentive Fees had been excluded, the expense ratios would have decreased by 1.57% for the period ended March 31, 2025. Expenses do not include expenses from underlying funds in which the Fund invests.

[5]

Expense ratios have been annualized for periods of less than twelve months, except for Organizational Fees which are one time expenses. Expenses do not include expenses from underlying funds in which the Fund invests. If Incentive Fees had not been waived, Net expenses would have increased by 1.57%.

[6]

Total return based on per unit net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable sales charges.

[7]	Not annualized.
*	Class commenced operations on February 1, 2025.

See accompanying Notes to Consolidated Financial Statements.

Hamilton Lane Venture Capital and Growth Fund
Consolidated Financial Highlights Class Y Shares

Per share operating performance.
For a capital share outstanding throughout each period.

For the Period September 30, 2024* Through March 31, 2025
Per Share Operating Performance:
Net Asset Value per share, beginning of period	$10.00
Activity from investment operations:
Net investment income/(loss)[1]	(0.04)
Net realized and unrealized gain/(loss) on investments	2.47
Total from investment operations	2.43

Net Asset Value per share, end of period	$12.43

Net Assets, end of period (in thousands)	$11,716

Ratios to average net assets:
Net investment income/(loss)[2,3]	0.88%

Gross expenses[4]	18.22%
Expense Recoupment/(Reimbursement)[4]	(17.58)%
Net expenses[5]	0.64%

Total Return[6]	24.30%[7]

Portfolio turnover rate	0.00%[7]
[1]	Per share data is computed using the average shares method.
[2]	Net investment income (loss) has been annualized for periods of less than twelve months, except for Organizational Fees which are one time expenses.
[3]

Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratios do not include net investment income of the underlying funds in which the Fund invests that have not been distributed.

[4]

Expense ratios have been annualized for periods of less than twelve months, except for Organizational Fees which are one time expenses and Incentive Fees which are not annualized. If Incentive Fees had been excluded, the expense ratios would have decreased by 2.86% for the period ended March 31, 2025. Expenses do not include expenses from underlying funds in which the Fund invests.

[5]

Expense ratios have been annualized for periods of less than twelve months, except for Organizational Fees which are one time expenses. Expenses do not include expenses from underlying funds in which the Fund invests. If Incentive Fees had not been waived, Net expenses would have increased by 2.86%.

[6]

Total return based on per unit net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable sales charges.

[7]	Not annualized.
*	Commencement of Operations.

See accompanying Notes to Consolidated Financial Statements.

Hamilton Lane Venture Capital and Growth Fund
Consolidated Notes to Financial Statements March 31, 2025

Note 1 – Organization

Hamilton Lane Venture Capital and Growth Fund (the “Fund”), a Delaware statutory trust, is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Pursuant to an investment management agreement (the “Investment Management Agreement”), Hamilton Lane Advisors, L.L.C. (the “Adviser” or “Hamilton Lane”), a Pennsylvania limited liability company, serves as the investment adviser of the Fund. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Fund was organized as a Delaware statutory trust on August 28, 2024, and commenced operations on September 30, 2024.

The Fund currently offers three classes of common shares of beneficial interest (“Shares”) designated as Class R Shares, Class I Shares and Class Y Shares (each a “Class”). The Fund’s Class Y Shares commenced operations on September 30, 2024. The Fund’s Class I Shares and Class R Shares commenced operations as of February 1, 2025.

The Fund’s investment objective is to seek to provide long-term capital appreciation. The Fund will seek to achieve its investment objective through a tactically constructed portfolio of direct and indirect investments in private companies in their early (i.e., venture capital) and growth stages of development across a number of sectors, investment stages and geographies that the Adviser believes are poised to experience high growth. The Fund will seek exposure to Venture and Growth Investments through: (i) equity and debt (including but not limited to convertible notes) investments, co-investments, joint ventures and other investments in portfolio companies that are made directly (including through an investment vehicle), generally alongside an investment sponsor, joint venture partner, operating partner, or other investor, and commonly involving a new acquisition or development of an asset, company or platform; (ii) strategic investments in underlying private funds, holding vehicles or other vehicles (collectively, “Portfolio Funds”) which are fundraising at the time of such investment; (iii) investments in Portfolio Funds managed by third party managers (“Portfolio Fund Managers”) or other single-asset investments focused on Venture and Growth Investments, generally on a secondary basis from existing investors or involving a recapitalization of an equity interest in an existing Portfolio Fund and other investments that Hamilton Lane determines to have a similar risk/return profile; (iv) investments in listed private equity companies, funds or other vehicles; or (v) programmatic investment relationships with asset managers outside of their commingled private funds. The Fund may invest directly or indirectly through investment vehicles, including but not limited to affiliated or unaffiliated mutual funds and exchange traded funds (“ETFs”).

The Fund also intends to invest a portion of its assets in a portfolio of liquid assets, including cash and cash equivalents, liquid fixed income securities and other credit instruments, derivatives, listed investments and other investment companies, including money market funds and ETFs (“Liquid Assets”).

(a) Consolidation of Subsidiaries

The Fund will invest all or substantially all of its assets through one or more wholly-owned subsidiaries (each a “Subsidiary” and together, the “Subsidiaries”). Such Subsidiaries will not be registered under the Investment Company Act. However, the Fund will wholly own and control each Subsidiary. In addition, the Fund does not intend to create or acquire primary control of any entity which primarily engages in investment activities in securities or other assets, other than entities wholly-owned or majority-owned by the Fund. The Fund’s Board of Trustees (the “Board” and individually, the “Trustees”) has oversight responsibility for the investment activities of the Fund, including its investment in any Subsidiary, and the Fund’s role as sole member or shareholder of any Subsidiary. To the extent applicable to the investment activities of a Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. The Fund would “look through” any such Subsidiary to determine compliance with its investment policies.

Hamilton Lane Venture Capital and Growth Fund
Consolidated Notes to Financial Statements March 31, 2025 (Continued)
Note 1 – Organization (continued)

As of March 31, 2025, there are 4 active Subsidiaries in the Fund:

Subsidiary	Formation Date	Domicile	% of the Fund’s Total Assets
HL VCGF Holdings LLC	August 28, 2024	United States	95.68%*
HL VCGF DE Blocker LLC	August 28, 2024	United States	0.00%
HL VCGF Cayman Blocker LP	August 30, 2024	Cayman Islands	0.00%
HL VCGF Splitter LLC	August 28, 2024	United States	95.68%

*   Asset percentage listed for HL VCGF Holdings LLC includes the assets of wholly-owned subsidiaries HL VCGF DE Blocker LLC, HL VCGF Cayman Blocker LP and HL VCGF Splitter LLC.

The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statements of Changes in Net Assets, Consolidated Statement of Cash Flows and Consolidated Financial Highlights of the Fund include the accounts of the Subsidiaries. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its consolidated financial statements. The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

(a) Basis of Accounting

The Fund is an investment company and follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies (“ASC 946”). U.S. GAAP for an investment company requires investments to be recorded at their estimated fair value.

(b) Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(c) Organizational and Offering Costs

Organizational costs consist of the costs of forming the Fund; drafting of bylaws, administration, custody and transfer agency agreements; and legal services in connection with the initial meeting of the Board and the Fund’s seed audit costs. Offering costs consist of the costs of preparing, reviewing and filing with the U.S. Securities and Exchange Commission (“SEC”) the Fund’s registration statement (“Registration Statement”); the costs of preparing, reviewing and filing of any associated marketing or similar materials; the costs associated with the printing, mailing or other distribution of the Fund’s Prospectus, Statement of Additional Information (“SAI”) and/or marketing materials; and the amounts of associated filing fees and legal fees associated with the offering. The aggregate amount of the organizational costs and offering costs as of March 31, 2025 are $120,260 and $44,703, respectively.

Organizational costs are expensed as incurred and are subject to recoupment by the Adviser in accordance with the Fund’s Expense Limitation Agreement (as defined below) discussed in Note 6. Offering costs, which are also subject to the Fund’s Expense Limitation Agreement discussed in Note 6, are accounted for as a deferred charge from the commencement of operations and are thereafter amortized to expense over twelve months on a straight-line basis.

Hamilton Lane Venture Capital and Growth Fund
Consolidated Notes to Financial Statements March 31, 2025 (Continued)
Note 2 – Accounting Policies (continued)

(d) Cash

Cash represents cash deposits held at financial institutions. Cash is held at major financial institutions and are subject to credit risk to the extent those balances exceed applicable Federal Deposit Insurance Corporation or Securities Investor Protection Corporation limitations.

(e) Fair Value of Financial Instruments

The Fund values its investments at fair value in accordance with FASB ASC 820, Fair Value Measurement (“ASC 820”). The fair value of the Fund’s assets which qualify as financial instruments approximates the carrying amounts presented in the Consolidated Statement of Assets and Liabilities.

Rule 2a-5 under the Investment Company Act (“Rule 2a-5”) establishes requirements for determining fair value in good faith for purposes of the Investment Company Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the Investment Company Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC adopted related recordkeeping requirements and rescinded previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. Effective December 5, 2024, and pursuant to the requirements of Rule 2a-5, the Board designated the Adviser as its valuation designee (in such capacity, the “Valuation Designee”) to perform fair value determinations and approved new valuation procedures for the Fund.

The Fund’s investments are generally not publicly traded, and thus, market quotations are not available to be used for valuation purposes. Therefore, the Adviser is required to value these investments at estimated fair values, using present value and other subjective valuation techniques. In determining the fair value of an investment for which there are no readily available market quotations, the Valuation Designee may consider pre-acquisition and annual financial reporting summaries from a Portfolio Fund, comparable company factors, including fundamental analytical data relating to the investment, the nature and duration of any restriction on the disposition of the investment, the cost of the investment at the date of purchase, the liquidity of the market for the investment, the price of such investment in a meaningful private or public investment or merger or acquisition of the issuer subsequent to the Fund’s investment therein, or the per share price of the investment to be valued in recent verifiable transactions.

Certain Portfolio Funds and Direct Investments are valued based on the latest net asset value (“NAV”) reported by the third-party fund manager or general partner. This is commonly referred to as using NAV as a practical expedient which allows for estimation of the fair value of a private investment based on NAV or its equivalent if the NAV of the private fund is calculated in a manner consistent with ASC 946. In cases where the NAV of the private investment is not available as of the measurement date, the Valuation Designee estimates NAV based upon the most recent NAV provided from the third-party manager or general partner, as adjusted for other information available at the time the portfolio is valued. Such adjustments may include adjustments for additional capital contributions or distributions, as well as market adjustments determined by the Valuation Designee based upon the returns of public market indices and the historical alignment of such public market indices against private indices of a similar strategy to the investment.

For portfolio investments that are publicly traded and for which market quotations are available, valuations are generally based on the closing sales prices, or an average of the closing bid and ask prices, as of the valuation date.

Under the Fund’s valuation procedures adopted by the Board, the Board has delegated day-to-day responsibility for fair value determinations and pricing to the Valuation Designee subject to the oversight of the Board. The Valuation Designee is responsible for developing the Fund’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies.

Hamilton Lane Venture Capital and Growth Fund
Consolidated Notes to Financial Statements March 31, 2025 (Continued)
Note 2 – Accounting Policies (continued)

(f) Investment Transactions and Related Income

The Fund’s primary sources of income are distributions from portfolio investments, investment income and gains recognized upon distributions from portfolio investments and unrealized appreciation/depreciation in the fair value of its portfolio investments. The Fund generally recognizes investment income and realized gains/losses based on the characterization of distributions provided by the administrator/investment manager of the portfolio investment on the date received. It is estimated that distributions will occur over the life of the portfolio investments.

Realized gains and losses from the sale of portfolio investments represent the difference between the original cost of the portfolio investments, as adjusted for return of capital distributions (net cost), and the net proceeds received at the time of the sale, disposition or distribution date. The Fund records realized gains and losses on portfolio investments when securities are sold, distributed to the partners or written-off as worthless. The Fund recognizes the difference between the net cost and the estimated fair value of portfolio investments owned as the net change in unrealized appreciation/depreciation on investments in the Consolidated Statement of Operations.

Return of capital or security distributions received from portfolio investments are accounted for as a reduction to cost.

Interest income, including amortization of premium or discount using the effective interest method and interest on paid-in-kind instruments, is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date or the date the Fund becomes aware of the dividend.

(g) Foreign Currency

The values of portfolio investments denominated in foreign currencies are translated into U.S. dollars at the date of valuation. Capital contributions to the portfolio investments and distributions received from the portfolio investments are translated into U.S. dollar amounts on the respective dates of each such transaction. The Fund does not isolate the effects of changes in foreign currency rates on the valuation of these portfolio investments. Such fluctuations in exchange rates are included with and form part of the net realized and unrealized gain (loss) from investments.

(h) Currency Risk

Portfolio Funds make direct and indirect investments in a number of different currencies. Any returns on, and the value of such investments may, therefore, be materially affected by exchange rate fluctuations, local exchange control, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors. A decline in the value of the currencies in which the Fund’s investments are denominated against the U.S. dollar will result in a decrease in the Fund’s net asset value. The Fund may seek to hedge all or a portion of the Fund’s foreign currency risk. Depending on market conditions and the views of the Adviser, the Fund may or may not hedge all or a portion of its currency exposures.

(i) Income Taxes

The Fund is a Delaware statutory trust treated as a partnership for income tax purposes. A flow-through entity is generally not subject to entity level taxes. None of the interests in the Fund are traded on an established exchange and the transfer of the interests in the Fund is restricted, supporting that the Fund should not be treated as a publicly traded partnership taxable as a corporation. Accordingly, the Fund qualifies as a flow-through entity for United States (“U.S.”) federal income tax purposes and thus has no entity level federal income taxes. At this time the Fund is not aware of any outstanding or potential tax assessments.

The Fund intends to elect to be treated as, and intends to qualify as, a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required for the Fund.

Hamilton Lane Venture Capital and Growth Fund
Consolidated Notes to Financial Statements March 31, 2025 (Continued)
Note 2 – Accounting Policies (continued)

In accounting for income taxes, the Fund follows the guidance in FASB ASC 740, Accounting for Uncertainty in Income Taxes. FASB ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. There were no material uncertain tax positions requiring recognition in the Fund’s consolidated financial statements as of March 31, 2025.

The Fund utilizes a tax-year end of September 30 and the Fund’s income and federal excise tax returns and all financial records supporting returns will be subject to examination by the federal and Delaware revenue authorities.

To the extent the Fund recognizes interest and penalties, they are included in interest expense and other expenses, respectively, in the Consolidated Statement of Operations. There were no interest or penalties during the period September 30, 2024, through March 31, 2025.

(j) Deferred Tax Liability

In preparing its consolidated financial statements, both onshore and offshore subsidiaries (“Onshore Subsidiaries” and “Offshore Subsidiaries,” respectively) are required to recognize its estimate of income taxes for purposes of determining deferred tax assets or liabilities. Onshore Subsidiaries are subject to U.S. federal and state income tax while Offshore Subsidiaries are subject to U.S. federal withholding tax, state tax, and branch profit’s tax on effectively connected income with a U.S. trade or business.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. If the Onshore or Offshore Subsidiary has a deferred tax asset, consideration is given to whether a valuation allowance is required.

(k) Net Asset Value Determination

The Fund calculates its NAV as of the close of business on the last business day of each month, each date that a Share is repurchased, as of the date of any distribution and at such other times as the Board shall determine (each, a “Determination Date”). In determining its NAV, the Fund values its investments as of the relevant Determination Date. The NAV of the Fund equals, unless otherwise noted, the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses, each determined as of the relevant Determination Date.

Note 3 – Investment Transactions

For the period September 30, 2024, through March 31, 2025, purchases and sales of investments, excluding short term investments, were $11,615,821 and $0, respectively.

Note 4 – Portfolio Valuation

ASC 820 defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the asset or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

Level I: Quoted prices (unadjusted) are available in active markets for identical investments as of the reporting date. The types of investments which would generally be included in Level I include listed equities.

Hamilton Lane Venture Capital and Growth Fund
Consolidated Notes to Financial Statements March 31, 2025 (Continued)
Note 4 – Portfolio Valuation (continued)

Level II: Pricing inputs other than quoted prices available in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. The types of investments which would generally be included in Level II include corporate bonds and loans, and less liquid and restricted equity securities. This category also includes interests in special purpose vehicles whose fair value is predominantly attributable to investments in Level I type securities.

Level III: Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant management judgment or estimation. Those unobservable inputs, that are not corroborated by market data, generally reflect the reporting entity’s own assumptions about the assumptions market participants would use in determining the fair value of the investment. The types of investments which would generally be included in Level III include equity and/or debt securities issued by private entities and investments in Portfolio Funds.

The Fund has established valuation processes and procedures to ensure that the valuation techniques are fair and consistent, and valuation inputs are supportable. The Valuation Designee is responsible for developing the Fund’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies. The Fund’s investments in Investment Funds are carried at fair value which generally represents the Fund’s pro-rata interest in the net assets of each Portfolio Fund as reported by the administrators and/or investment managers of the underlying Investment Funds. All valuations utilize financial information supplied by each Investment Fund and are net of management and incentive fees or allocations payable to the Investment Fund’s managers or pursuant to the Portfolio Fund’s agreements. The Fund’s valuation procedures require the Valuation Designee to consider all relevant information available at the time the Fund values its portfolio. The Valuation Designee has assessed factors including, but not limited to, the individual Investment Fund’s compliance with fair value measurements, price transparency and valuation procedures in place. The Valuation Designee will consider such information and consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported or whether to adjust such value. The underlying investments of each Portfolio Fund are accounted for at fair value as described in each Investment Fund’s financial statements.

The fair value relating to certain underlying investments of these Investment Funds, for which there is no ready market, has been estimated by the respective Portfolio Fund’s management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of March 31, 2025, in valuing the Fund’s assets and liabilities carried at fair value:

Assets	Level I*	Level II*	Level III	Total
Investments
Direct investments	$—	$—	$1,000,000	$1,000,000
Total Investments	$—	$—	$1,000,000	$1,000,000

*   The Fund did not hold any Level I or Level II securities at March 31, 2025.

Certain portfolio investments fair valued using net asset value (or its equivalent) as a practical expedient are not included in the fair value hierarchy. As such, investments in securities with a fair value of $12,370,925 are excluded from the fair value hierarchy as of March 31, 2025.

All of the Portfolio Funds are generally considered to be illiquid investments. Certain investments may achieve liquidity only as and when the Portfolio Funds sell their portfolio company investments and distribute the proceeds received from the disposition of those investments to the Fund. It is also possible for the Fund to dispose of their interests in Portfolio Funds in the secondary market.

Hamilton Lane Venture Capital and Growth Fund
Consolidated Notes to Financial Statements March 31, 2025 (Continued)
Note 4 – Portfolio Valuation (continued)
Direct Investments
Balance as of September 30, 2024	$—
Transfers into Level III	—
Transfers out of Level III	—
Total gains or losses for the period
Included in earnings (or changes in net assets)
Purchases	1,000,000
Distributions received	—
Balance as of March 31, 2025	$1,000,000

Change in unrealized gains or losses for the period included in earnings (or changes in net assets) for Level III assets held at the end of the reporting period	$—

The following table presents additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level III as of March 31, 2025:

Asset Class	Fair Value at March 31, 2025	Valuation Technique(s)	Unobservable Input(1)	Range of Input	Weighted Average of Input	Impact to Valuation from an Increase in Input(2)
Direct Equity	$1,000,000	Market Approach	Recent Transaction	N/A	N/A	—

(1)   The Adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type, cost and recent purchases or sales of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

(2)   This column represents the directional change in the fair value of the Level III investments that would result from an increase to the corresponding unobservable input.

Investment Category	Investment Strategy	Fair Value	Unfunded Commitments	Estimated Remaining Life	Redemption Frequency	Notice Period (In Days)	Redemption Restriction Terms
Buyout	Investments in which a mature company is acquired from current shareholders	$1,274,087	$356,874	1 to 10 years	None	N/A	N/A
Growth	Investments in high growth potential companies	5,395,178	479,919	1 to 10 years	None	N/A	N/A
Venture	Investments in investments in early stage	5,701,660	580,837	1 to 10 years	None	N/A	N/A

*   The information summarized in the table above represents the general terms for the specified financing stage. Individual investment funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most portfolio funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

Hamilton Lane Venture Capital and Growth Fund
Consolidated Notes to Financial Statements March 31, 2025 (Continued)
Note 4 – Portfolio Valuation (continued)

Private equity is a common term for investments that typically are made in private or public companies through privately negotiated transactions. Private equity investors generally seek to acquire quality assets at attractive valuations and use operational expertise to enhance value and improve portfolio company performance. Buyout funds acquire private and public companies, as well as divisions of larger companies. Private equity specialists then seek to uncover value-enhancing opportunities in portfolio companies, unlock the value of the portfolio company and reposition it for sale at a multiple of invested equity.

The following outlines the primary investment strategies of the Secondary Investments held by the Fund as of March 31, 2025.

•        Buyout. Control investments in established, cash flow positive companies are usually classified as buyouts. Buyout investments may focus on small-, mid- or large-capitalization companies, and such investments collectively represent the largest portion of the capital deployed in the overall private equity market. The use of debt financing, or leverage, is prevalent in buyout transactions — particularly in the large-cap segment. Overall, debt financing typically makes up 50-70% of the price paid for a company.

•        Growth. Equity investments in early stage or other high growth potential companies

•        Venture. Investments in new and emerging companies are usually classified as venture capital. Such investments are often in healthcare, internet-enabled or other technology-related industries. Companies financed by venture capital are generally not cash flow positive at the time of investment and may require several rounds of financing before the company can be sold privately or taken public. Venture capital investors may finance companies along the full path of development or focus on certain sub-stages (usually classified as seed, early and late stage) in partnership with other investors.

Note 5 – Federal Income Taxes

The Fund invests through one domestic blocker and one Cayman Blocker. The domestic blocker is a limited liability company that has elected to be treated as a C-corporation for federal and state income tax purposes and is required to account for its estimate of income taxes. The Cayman Blocker is a limited partnership that has elected to be treated as a Controlled Foreign Corporation and is subject to U.S. federal income tax on income effectively connected to a U.S. trade or business. The Fund did not have any holdings in the either the Domestic Blocker or the Cayman Blocker during the fiscal period ended March 31, 2025, therefore no estimated provision for income taxes is attributable to the blockers.

Note 6 – Investment Management Fees and Allocations

The Fund pays the Adviser an investment management fee (the “Investment Management Fee”) in consideration of the advisory and other services provided by the Adviser to the Fund. The Investment Management Fee will be paid quarterly at an annual rate equal to 1.50% per annum based on the Fund’s net asset value calculated and accrued monthly as of the last business day of each quarter. The Investment Management Fee will be paid to the Adviser before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its shareholders (“Shareholders”).

The Adviser has agreed to waive the Investment Management Fee in full for the six-month period beginning from the effective date of the Registration Statement. Unless otherwise extended by agreement between the Fund and the Adviser, the Investment Management Fee payable by the Fund after the termination of the Management Fee waiver will be at the annual rate of 1.50%. The waiver of the Investment Management Fee is not subject to recoupment by the Adviser under the Expense Limitation Agreement (as defined below).

In addition, the Adviser (or, to the extent permitted by applicable law, an affiliate of the Adviser) will be entitled to receive an incentive fee (“Incentive Fee”), that is accrued monthly and payable quarterly.

Hamilton Lane Venture Capital and Growth Fund
Consolidated Notes to Financial Statements March 31, 2025 (Continued)
Note 6 – Investment Management Fees and Allocations (continued)

The Incentive Fee shall be equal to 15% of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery Account (as defined below). For the purposes of the Incentive Fee and the Loss Recovery Account, the term “net profits” shall mean the amount by which (i) the sum of (A) the net asset value of the Fund on the last day of such quarter, (B) the aggregate repurchase price of all shares repurchased by the Fund during such quarter and (C) the amount of dividends and other distributions paid in respect of the Fund during such quarter and not reinvested in additional shares through the dividend reinvestment plan (the “DRIP”) exceeds (ii) the sum of (X) the net asset value of the Fund as of the month end prior to the commencement of the relevant quarterly period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses) and (Y) the aggregate issue price of shares of the Fund issued during such quarter (excluding any shares of such class issued in connection with the reinvestment through the DRIP of dividends paid, or other distributions made, by the Fund through the DRIP). The advisor has waived all Incentive Fees since inception of the Fund.

The Fund will maintain a memorandum account (the “Loss Recovery Account”), which will have an initial balance of zero and will be (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, before giving effect to any repurchases or distributions for such quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter. For purposes of the Loss Recovery Account, the term “net losses” shall mean the amount by which (i) the sum of (A) the net asset value of the Fund as of the beginning of such quarter and (B) the aggregate issue price of shares of the Fund issued during such quarter (excluding any Shares of such Class issued in connection with the reinvestment of dividends paid, or other distributions made, by the Fund through the DRIP) exceeds (ii) the sum of (X) the net asset value of the Fund as of the end of such quarter, (Y) the aggregate repurchase price of all shares repurchased by the Fund during such quarter and (Z) the amount of dividends and other distributions paid in respect of the Fund during such quarter and not reinvested in additional shares through the DRIP. Shareholders will benefit from the Loss Recovery Account in proportion to their holdings of Shares. For purposes of the “net losses” calculation, the net asset value shall include unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses). Incentive Fees are accrued monthly and paid quarterly.

The Adviser has entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses do not exceed 1.50%, 0.80% and 0.65% of the average daily net assets of Class R Shares, Class I Shares and Class Y Shares, respectively (the “Expense Limit”).

“Total Annual Expenses” includes all expenses incurred in the business of the Fund, including organizational and offering costs, with the following exceptions: (i) taxes, (ii) interest, (iii) brokerage commissions, (iv) certain transaction-related expenses (including interest and structuring costs for borrowings and line(s) of credit), (v) the Investment Management Fee and the Incentive Fee, (vi) distribution and/or servicing fees, (vii) sub-transfer agency, sub-accounting and shareholder servicing fees, (viii) any acquired fund fees and expenses, (ix) dividend and interest expenses relating to short sales, (x) borrowing costs, (xi) merger or reorganization expenses, (xii) Shareholder meetings expenses, (xiii) litigation expenses and (xiv) extraordinary expenses. For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment.

At March 31, 2025, the amount of these recoverable expenses is $629,284. The potential recoverable amount is noted as “Commitments and contingencies” as reported on the Consolidated Statement of Assets and Liabilities. For the period September 30, 2024, through March 31, 2025, the Adviser assumed expenses totaling $629,284. At March 31, 2025, the amount of these recoverable expenses is $254,775 expiring January 31, 2028 and $374,509 expiring March 31, 2028.

The Expense Limitation Agreement has an initial term ending one-year from the effective date of the Registration Statement, and will automatically renew thereafter for consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by a majority of the Trustees. The Expense Limitation Agreement may be terminated by the Fund’s Board upon thirty days’ written notice to the Adviser.

Hamilton Lane Venture Capital and Growth Fund
Consolidated Notes to Financial Statements March 31, 2025 (Continued)

Note 7 – Certain Risk Factors and Conflicts of Interest

Investors considering an investment in the Fund should be aware of potential risks. Prospective investors must rely upon their own examination of, and ability to understand, the nature of this investment, including the risks involved, in making a decision to invest in the Fund. There can be no assurance that the Fund will be able to achieve its investment objective or that investors will receive a return of their capital. In addition, there will be occasions when the Adviser or its affiliates may encounter potential conflicts of interest. By acquiring an interest in the Fund, each Shareholder will be deemed to have acknowledged the existence of any such actual and potential conflicts of interest and to have waived any claim with respect to any liability arising from the existence of any such conflict of interest.

Co-Investment Risks. The Fund’s investment portfolio will include co-investments, which are indirect investments in the equity of private companies, alongside private equity funds and other private equity firms via special purpose vehicles (“SPVs”). There can be no assurance that the Fund will be given co-investment opportunities, or that any specific co-investment offered to the Fund would be appropriate or attractive to the Fund in the Adviser’s judgment. Due diligence will be conducted on co-investment opportunities; however, the Adviser may not have the ability to conduct the same level of due diligence applied to other investments. In addition, the Adviser may have little to no opportunities to negotiate the terms of such co-investments. The Fund’s ability to dispose of co-investments may be severely limited.

Investments in the Portfolio Funds Generally; Dependence on the Portfolio Fund Managers. Because the Fund invests in Portfolio Funds, a Shareholder’s investment in the Fund will be affected by the investment policies and decisions of the Portfolio Fund Manager of each Portfolio Fund in direct proportion to the amount of Fund assets that are invested in each Portfolio Fund. The Fund’s net asset value may fluctuate in response to, among other things, various market and economic factors related to the markets in which the Portfolio Funds invest and the financial condition and prospects of issuers in which the Portfolio Funds invest. The success of the Fund depends upon the ability of the Portfolio Fund Managers to develop and implement strategies that achieve their investment objectives. Shareholders will not have an opportunity to evaluate the specific investments made by the Portfolio Funds or the Portfolio Fund Managers, or the terms of any such investments. In addition, the Portfolio Fund Managers could materially alter their investment strategies from time to time without notice to the Fund. There can be no assurance that the Portfolio Fund Managers will be able to select or implement successful strategies or achieve their respective investment objectives.

General Risks of Venture Capital and Growth Investments. Some of the companies in which venture capital funds invest, directly or indirectly, will not perform as expected. Such portfolio companies could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment, an economic downturn or legal, tax or regulatory changes. Portfolio companies that funds expect to remain stable may in fact operate at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or to maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress. Business risks may be more significant in smaller Portfolio Funds or those that are embarking on a build-up or operating turnaround strategy.

Venture capital funds typically seek to monitor the performance of investments in operating companies either through interaction with the board of directors of the applicable company and/or by maintaining an ongoing dialogue with the company’s management team. However, such funds generally are not in a position to control any borrower by investing in its debt securities and a company’s management will be primarily responsible for the operations of the company on a day-to-day basis. Although such funds may seek to invest in companies with strong management teams, there can be no assurance that existing management teams, or any new ones, will be able to operate such companies successfully. In addition, with respect to debt or minority equity investments, such funds are subject to the risk that a company in which it invests may make business decisions with which such funds may disagree and the management of such company, as representatives of the majority common equity holders, may take risks or otherwise act in ways that do not serve the interests of such portfolio company.

Technology Sector Concentration Risk. There are no limitations imposed by the Adviser as to the amount of Fund assets that may be invested in any one issuer in the technology sector. Accordingly, the Fund’s investment portfolio may at times be significantly concentrated, both as to managers, industry and individual companies. Such concentration could offer a greater potential for capital appreciation as well as increased risk of loss. Such concentration may also be expected to increase the volatility of the Fund’s investment portfolio.

Hamilton Lane Venture Capital and Growth Fund
Consolidated Notes to Financial Statements March 31, 2025 (Continued)
Note 7 – Certain Risk Factors and Conflicts of Interest (continued)

To the extent that the Fund’s portfolio is concentrated in securities of a single issuer or issuers in a single sector, the risk of any investment decision is increased. By concentrating the Fund’s investments in the information technology group of industries, the Fund’s performance will be more closely impacted by the performance of a particular market segment than if the Fund was not concentrated in the information technology group of industries. The Fund’s concentration in these investments may present more risks than if it were more broadly diversified over numerous industries and sectors of the economy. A broad downturn in investments tied to this group of industries would have a larger impact on the Fund than on a fund that does not concentrate in such investments. The investment risks associated with investing in the information technology group of industries include: the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; obsolescence of existing technology or competition from more innovative technology; general economic conditions; and government regulation. At times, the performance of investments in the information technology group of industries may lag the performance of investments in other industries or the broader market as a whole.

The Fund may invest in a Portfolio Fund that concentrates its investments in specific industry sectors. This focus may constrain the liquidity and the number of portfolio companies available for investment by a Portfolio Fund. In addition, the investments of such a Portfolio Fund will be disproportionately exposed to the risks associated with the industry sectors of concentration.

Early-Stage Companies Risk. Early-stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early-stage companies may be less liquid, privately traded and more volatile and speculative than the securities of larger companies.

Medium- and Late-Stage Companies Risk. Medium- and late-stage private companies, while typically further along in developing their products and market presence, still encounter significant risks. These companies may require substantial additional financing to scale operations, expand into new markets, or sustain growth, with no guarantee that such financing will be available on favorable terms. Although they may have validated their business models to some extent, they are still subject to the uncertainties of market acceptance and competition, which can impact profitability and growth prospects. Additionally, as they prepare for potential public offerings or acquisition exits, these companies may face increased scrutiny and regulatory challenges that can affect their valuation and strategic flexibility.

General Risks of Secondary Investments. The overall performance of the Fund’s Secondary Investments depends in large part on the acquisition price paid, which may be negotiated based on incomplete or imperfect information. Certain secondary investments may be purchased as a portfolio, and in such cases the Fund may not be able to exclude from such purchases those investments that the Adviser considers (for commercial, tax, legal or other reasons) less attractive. In addition, the costs and resources required to investigate the commercial, tax and legal issues relating to secondary investments may be greater than those relating to primary investments. The Portfolio Funds or the interests that the Adviser may consider for investment may have been formed or organized to meet the specific regulatory, tax or ERISA objectives of the original investors, which may not correspond to the objectives of the Fund. Accordingly, investment by the Fund may not be permitted, may be otherwise restricted or may be inefficient from a tax perspective to one or more categories of investors in the Fund. The Adviser may seek to structure any investment to address any applicable regulatory, tax or ERISA limitations, but may not be successful in doing so.

Valuation of the Fund’s Interests in Portfolio Funds. The valuation of the Fund’s investments in Portfolio Funds is ordinarily determined based upon valuations provided by the Portfolio Fund Managers of such Portfolio Funds which valuations are generally not audited. A majority of the securities in which the Portfolio Funds invest will not have a readily ascertainable market price and will be valued by the Portfolio Fund Managers. In this regard, a Portfolio Fund Manager may face a conflict of interest in valuing the securities, as their value may affect the Portfolio Fund Manager’s compensation or its ability to raise additional funds. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Portfolio Fund, the accuracy of the valuations provided by the Portfolio Funds, that the Portfolio Funds will comply with their own internal policies or procedures for keeping records or making valuations, or that the Portfolio Funds’ policies and procedures and systems will not change without notice to the Fund. As a result, valuations

Hamilton Lane Venture Capital and Growth Fund
Consolidated Notes to Financial Statements March 31, 2025 (Continued)
Note 7 – Certain Risk Factors and Conflicts of Interest (continued)

of the securities may be subjective and could prove in hindsight to have been wrong, potentially by significant amounts. The Board has approved valuation procedures for the Fund and has approved the delegation of the day-to-day valuation and pricing responsibility for the Fund to the Valuation Designee, subject to the oversight of the Board. The Adviser will periodically review Portfolio Fund Managers’ valuation methods and inputs, including at initial purchase, but will generally not have sufficient information in order to be able to confirm or review the accuracy of valuations provided by Portfolio Fund Managers.

Additional Risk Factors

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illnesses and/or other public health issues, financial institution instability or other events may have a significant impact on a security or instrument. These types of events and others like them are collectively referred to as “Market Disruptions and Geopolitical Risks” and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Some of the impacts noted in recent times include but are not limited to embargos, political actions, supply chain disruptions, bank failures, restrictions to investment and/or monetary movement including the forced selling of securities or the inability to participate impacted markets. The duration of these events could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment. The ultimate impact of “Market Disruptions and Geopolitical Risks” on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.

The failure of certain financial institutions, namely banks, may increase the possibility of a sustained deterioration of financial market liquidity, or illiquidity at clearing, cash management and/or custodial financial institutions. The failure of a bank (or banks) with which the Fund and/or the Portfolio Funds have a commercial relationship could adversely affect, among other things, the Fund and/or the Portfolio Fund’s ability to pursue key strategic initiatives, including by affecting the Fund’s or a Portfolio Fund’s ability to borrow from financial institutions on favorable terms.

Economic problems in a single country are increasingly affecting other markets and economies, and a continuation of this trend could adversely affect global economic conditions and world markets. Uncertainty and volatility in the financial markets and political systems of the U.S. or any other country, including volatility as a result of the ongoing conflicts between Russia and Ukraine and Israel and Hamas and the rapidly evolving measures in response, may have adverse spill-over effects into the global financial markets generally. The Fund’s investments could be negatively impacted by the current hostilities in Eastern Europe and the Middle East, including direct and indirect effects on their operations and financial condition.

Inflation could directly adversely affect certain investments made by the Fund. If an investment is unable to increase its revenue in times of higher inflation, its profitability and ability to distribute dividends may be adversely affected. Many of the entities in which the Fund invests may have long-term rights to income linked to some extent to inflation, whether by government regulations, contractual arrangement or other factors. Typically, as inflation rises, the entity will earn more revenue, but will incur higher expenses; as inflation declines, the entity may not be able to reduce expenses in line with any resulting reduction in revenue.

Note 8 – Other Agreements

UMB Fund Services, Inc. (“UMBFS”), serves as the Fund’s fund accountant and administrator; UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for administrative and custodian services for the period September 30, 2024 through March 31, 2025, are reported on the Consolidated Statement of Operations.

Note 9 – Commitments

As of March 31, 2025, the Fund has $1,411,630 in unfunded commitments to certain investments. The commitments to investments are subject to certain terms and conditions prior to closing of the relevant transactions. There can be no assurance that such transactions will close as expected or at all.

Hamilton Lane Venture Capital and Growth Fund
Consolidated Notes to Financial Statements March 31, 2025 (Continued)

Note 10 – Capital Share Transactions

The Fund offers three separate classes Shares designated as Class R Shares, Class I Shares and Class Y Shares. Each Class is subject to different fees and expenses. The Fund may offer additional classes of Shares in the future. The Adviser has received an exemptive order from the SEC with respect to the Fund’s multi-class structure.

The minimum initial investment in Class R Shares and Class I Shares by an investor in the Fund is $25,000, and the minimum initial investment in Class Y Shares by an investor is $1,000,000. However, the Fund, in its sole discretion, may accept investments below these minimums.

The Fund is not a liquid investment. No Shareholder will have the right to require the Fund to redeem its Shares. The Fund from time to time may offer to repurchase Shares pursuant to written tenders by the Shareholders. The Adviser anticipates recommending to the Board that, under normal market circumstances, the Fund conduct repurchase offers of no more than 3% of the Fund’s net assets generally quarterly on or about each December 31, March 31, June 30 and September 30.

If the interval between the date of purchase of Shares and the valuation date with respect to the repurchase of such Shares is less than one year, then such repurchase will be subject to a 2% early repurchase fee (“Early Repurchase Fee”) payable to the Fund. Shares tended for repurchase will be treated as having been repurchased on a “first-in, first-out” basis. The Early Repurchase Fee may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund. The Early Repurchase Fee will not apply to Shares acquired through dividend reinvestment, and the Fund may waive the Early Repurchase Fee in its sole discretion under certain circumstances: (i) with respect to repurchase requests submitted by discretionary model portfolio management programs (and similar arrangements); (ii) with respect to repurchase requests from feeder funds (or similar vehicles) primarily created to hold Shares, which are offered to non-U.S. persons, where such funds seek to avoid imposing such a deduction because of administrative or systems limitations; (iii) pursuant to an asset allocation program, wrap fee program or other investment program offered by a financial institution where investment decisions are made on a discretionary basis by investment professionals; and (iv) pursuant to an automatic non-discretionary rebalancing program. To the extent the Fund determines to waive, impose scheduled variations of, or eliminate an early repurchase fee it will do so consistently with the requirements of Rule 22d-1 under the 1940 Act, and the Fund’s waiver of, scheduled variation in, or elimination of, the Early Repurchase Fee will apply uniformly to all Shareholders regardless of Share class.

The Fund has adopted an “opt-out” dividend reinvestment plan pursuant to which all Shareholders will have the full amount of their cash distributions reinvested in additional Shares unless a Shareholder elects otherwise.

The Fund has total capital committed of $20,000,000 as of March 31, 2025. Since the commencement of operations of the Fund on September 30, 2024, $12,200,000 capital has been called comprising 61% of the total capital committed. The Fund currently has unfunded capital commitments of $7,800,000.

Note 11 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as any such exposure would result from future claims that may be, but have not yet been, made against the Fund based on events which have not yet occurred. However, based on the Adviser’s experience, the Fund believes the risk of loss from these arrangements to be remote.

Note 12 – New Accounting Pronouncement

In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (“Topic 280”) — Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s management committee (consisting

Hamilton Lane Venture Capital and Growth Fund
Consolidated Notes to Financial Statements March 31, 2025 (Continued)
Note 12 – New Accounting Pronouncement (continued)

of the Fund’s President and Principal Executive Officer as well as the Fund’s Trustee and Assistant Secretary) acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying consolidated statement of assets and liabilities as “total assets” and significant segment expenses are listed on the accompanying consolidated statement of operations.

Note 13 – Subsequent Events

There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s consolidated financial statements.

Hamilton Lane Venture Capital and Growth Fund
Fund Information March 31, 2025 (Unaudited)

The identity of the Trustees and officers of the Fund and brief biographical information regarding each such person during the past five years is set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board and is available, without charge, upon request, by calling the Fund toll-free at (888) 882-8212.

INDEPENDENT TRUSTEES
NAME, ADDRESS* AND YEAR OF BIRTH	POSITION(S) WITH THE FUND	LENGTH OF TIME SERVICED**	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE***	OTHER DIRECTORSHIPS**** HELD BY TRUSTEE
Gail Susan Ball Birth Year: 1957	Trustee	Since Inception	Owner and Principal, Gail S Ball, LLC (2022 – present); Executive in Residence and Special Program Director of WE Hatch (2020 – 2022); Managing Partner at Alumni Ventures Group, Chestnut Street Ventures, Social Venture Fund and AVG Women’s Fund (2017 – 2019)	5	CGHK, LLC (since 2019); Silver Lining Finance (since 2019)
Timothy S. Galbraith Birth Year: 1964	Trustee	Since Inception	Chief Investment Officer and Founder of Innovation Beta (since 2017)	5	N/A
Jeffrey P. Ladouceur Birth Year: 1970	Trustee	Since Inception	Director of SEI Investments (since 2010)	5	N/A
*	Unless otherwise noted, the address for each Trustee and Officer is c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212.
**	Each Trustee serves an indefinite term, until his or her successor is elected.
***	“Fund Complex” comprises registered investment companies for which the Adviser, or an affiliate of the Adviser, serves as investment adviser.
****

Includes any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the Investment Company Act.

Hamilton Lane Venture Capital and Growth Fund
Fund Information March 31, 2025 (Unaudited) (Continued)
INTERESTED TRUSTEES AND OFFICERS
NAME, ADDRESS* AND YEAR OF BIRTH	POSITION(S) WITH THE FUND	LENGTH OF TIME SERVICED**	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE***	OTHER DIRECTORSHIPS**** HELD BY TRUSTEE
Andrew Schardt***** Birth Year: 1978	Trustee and President	Since Inception	Vice Chairman, Head of Investment Strategy and Head of Direct Equity at Hamilton Lane, L.L.C. (since 2023); Managing Director and Global Head of Direct Credit at Hamilton Lane Advisors, L.L.C. (2008 – 2023)	5	N/A
Brian Charles Gildea***** Birth Year: 1974	Trustee	Since Inception	Managing Director, Head of Evergreen Portfolios at Hamilton Lane Advisors, L.L.C. (since 2009)	5	N/A
Brian Channon Birth Year: 1982	Treasurer	Since Inception	Co-Head of Fund Accounting at Hamilton Lane Advisors, L.L.C. (since 2022); Vice President, Fund Controller at Hamilton Lane Advisors, L.L.C. (2018 – 2022)	N/A	N/A
Keith Kleinman Birth Year: 1981	Secretary	Since October 2024	Senior Counsel at Hamilton Lane Advisors, L.L.C (since 2021); Corporate Counsel at Hamilton Lane Advisors, L.L.C (2019 – 2021)	N/A	N/A
Allison Callahan Birth Year: 1981	Assistant Secretary	Since Inception

Evergreen Fund Operations Vice President at Hamilton Lane, L.L.C. (since 2020); Sales Associate at Coventry (life insurance firm) (January 2020 – November 2020); Manager at Hartford Funds (registered investment company) (2014 – 2019)

				N/A	N/A

Hamilton Lane Venture Capital and Growth Fund
Fund Information March 31, 2025 (Unaudited) (Continued)
INTERESTED TRUSTEES AND OFFICERS
NAME, ADDRESS* AND YEAR OF BIRTH	POSITION(S) WITH THE FUND	LENGTH OF TIME SERVICED**	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE***	OTHER DIRECTORSHIPS**** HELD BY TRUSTEE
Kristin Jumper Birth Year: 1984	Assistant Secretary	Since Inception

Head of Investment Legal at Hamilton Lane, L.L.C. (since 2024); Head of Legal – Transactions at Hamilton Lane Advisors, L.L.C. (2021 – 2024); Senior Transactions Counsel at Hamilton Lane Advisors, L.L.C. (2017 – 2021)

				N/A	N/A
Adam B. Shane Birth Year: 1983	Assistant Secretary	Since October 2024	Attorney at Hamilton Lane Advisors, L.L.C. (since 2014)	N/A	N/A
Gina Ro Birth Year: 1982	Assistant Secretary	Since Inception	Head of Evergreen Operations at Hamilton Lane Advisors, L.L.C. (since 2021); Fund Controller at Hamilton Lane Advisors, L.L.C. (since 2016)	N/A	N/A
Kaylin Liu Birth Year: 1989	Assistant Secretary	Since Inception	Principal, Fund Accounting at Hamilton Lane Advisors, L.L.C. (since 2015)	N/A	N/A
Gerard Scarpati Birth Year: 1955	Chief Compliance Officer	Since Inception	Compliance Director at Vigilant Compliance, LLC (since 2010)	N/A	N/A
*	Unless otherwise noted, the address for each Trustee and Officer is c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212.
**	Each Trustee serves an indefinite term, until his or her successor is elected.
***	“Fund Complex” comprises registered investment companies for which the Adviser, or an affiliate of the Adviser, serves as investment adviser.
****

Includes any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the Investment Company Act.

*****	Messrs. Schardt and Gildea are deemed to be interested persons of the Fund because of their affiliations with the Fund’s Adviser.

Hamilton Lane Venture Capital and Growth Fund
Fund Information March 31, 2025 (Unaudited) (Continued)

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 882-8212 or on the SEC’s website at sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund (888) 882-8212 or by accessing the Fund’s Form N-PX on the Fund’s website at https://www.hamiltonlane.com/en-us/strategies/evergreen-strategies/us-private-wealth/private-secondary-fund or the SEC’s website at sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC website at sec.gov. or without charge and upon request by calling the Fund at (888) 882-8212.

Approval of Investment Management Agreement

At the Fund’s organizational meeting (the “Meeting”) held on December 5, 2024, the Board of Trustees (the “Board”), including a majority of the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act (the “Independent Trustees”), considered the initial approval of the Investment Management Agreement (the “Investment Management Agreement”) between the Adviser and the Fund.

In advance of the Meeting, the Independent Trustees requested and received materials from the Adviser to assist them in considering the approval of the Investment Management Agreement. The Independent Trustees reviewed reports from management about the below factors. The Board did not consider any single factor as controlling in determining whether to approve the Investment Management Agreement. Nor are the items described herein all-encompassing of the matters considered by the Board.

The Board engaged in a detailed discussion of the materials with management of the Adviser. The Independent Trustees then met separately with independent counsel to the Independent Trustees for a full review of the materials. Following this session, the full Board reconvened and after further discussion determined that the information presented provided a sufficient basis upon which to approve the continuation of the Investment Management Agreement.

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services proposed to be provided by the Adviser to the Fund under the Investment Management Agreement, including the selection of Fund investments and the implementation of the Fund’s objective and strategies. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by the Adviser, including, among other things, providing office facilities, equipment, and personnel. The Board also reviewed and considered the qualifications of the key personnel of the Adviser who would provide the investment advisory and/or administrative services to the Fund. The Board determined that the Adviser’s key personnel are well-qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board also took into account the Adviser’s compliance policies and procedures, including the procedures used to determine the value of the Fund’s investments. The Board concluded that the overall quality of the advisory and administrative services to be provided was satisfactory.

Hamilton Lane Venture Capital and Growth Fund
Fund Information March 31, 2025 (Unaudited) (Continued)

Performance

The Board considered the investment experience of the Adviser. The Board also reviewed and considered the performance of the Adviser’s other similar investment products. However, because the Fund had not yet commenced operations, the Board was not able to consider Fund’s performance.

Fees and Expenses Relative to Comparable Funds Managed by Other Investment Managers

The Board reviewed the advisory fee rates and expected total expense ratio of the Fund. The Board also reviewed the proposed distribution fees to be paid by the Fund. The Board compared the advisory fee and pro-forma total expense ratio for the Fund with various comparative data, including a report of other comparable funds that operate as interval funds or tender offer funds. The Board concluded that the advisory fees to be paid by the Fund and pro-forma total expense ratio were reasonable and satisfactory in light of the services proposed to be provided. The Board also viewed favorably the Adviser’s willingness to subsidize Fund expenses through the Expense Limitation and Reimbursement Agreement, including the agreement to waive management fees through the Fund’s initial year following effectiveness.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Fund’s management fee under the Investment Management Agreement. The Board considered that since the Fund’s management fee does not have breakpoints, the management fee would not create economies of scale as the Fund grows. The Board also acknowledged that, unlike a fund that invests in liquid securities, the Fund must deploy its assets into additional negotiated deals as the Fund’s assets grow, which differs from a fund that invests in listed securities and can merely increase the size of its trades, thereby resulting in economies of scale. The Board determined to monitor the topic going forward.

Profitability of Adviser and Affiliates

The Board considered and reviewed pro-forma information concerning the costs incurred and profits expected to be realized by the Adviser from the Adviser’s relationship with the Fund. The Board considered and reviewed pro-forma information concerning the Adviser’s expected profits, due to the fact that operations for the Fund had not yet commenced, the Board made no determination with respect to profitability.

Ancillary Benefits and Other Factors

The Board also discussed other benefits to be received by the Adviser from its management of the Fund, including, without limitation, the ability to expand the investor base in the Fund because of its relatively smaller minimum subscription amounts and the permanent structure of the Fund compared to other private secondary funds. The Board noted that the Adviser did not have affiliations with the Fund’s transfer agent, administrator, custodian or distributor and therefore would not derive any benefits from the relationships these parties may have with the Fund. The Board concluded that the advisory fees were reasonable in light of the fall-out benefits.

General Conclusion

Based on its consideration of all factors that it deemed material, and assisted by the advice of its counsel, the Board concluded it would be in the best interest of the Fund and its shareholders to approve the Investment Management Agreement for an initial two-year term.

Hamilton Lane Venture Capital and Growth Fund
Privacy Policy March 31, 2025 (Unaudited)

PRIVACY NOTICE

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•   Social Security number

•   Account balances

•   Account transactions

•   Transaction history

•   Wire transfer instructions

•   Checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 1-877-779-1999

Hamilton Lane Venture Capital and Growth Fund
Privacy Policy March 31, 2025 (Unaudited) (Continued)
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

•   Open an account

•   Provide account information

•   Give us your contact information

•   Make a wire transfer

•   Tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•   Sharing for affiliates’ everyday business purposes – information about your creditworthiness

•   Affiliates from using your information to market to you

•   Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Our affiliates include companies such as Hamilton Lane Advisors, L.L.C.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. The Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. The Fund doesn’t jointly market.

Investment Adviser
Hamilton Lane Advisors, L.L.C.
110 Washington St., Ste. 1300
Conshohocken, PA 19428
www.hamiltonlane.com

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Administrator, Transfer Agent, and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212-3949
Phone: (414) 299-2200

Distributor
PINE Distributors LLC
501 S. Cherry Street, Ste. 610
Denver, CO 80246

Independent Registered Public Accounting Firm
KPMG LLP
Suite 4000
1735 Market Street
Philadelphia, PA 19103-7501

(b)    Not Applicable.

ITEM 2.    CODE OF ETHICS.

(a)     Hamilton Lane Venture Capital and Growth Fund (the “Fund” or the “Registrant”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)    Not applicable.

(c)     There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)    The Registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)     Not applicable.

(f)     The Registrant has included with this filing a copy of the Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as Exhibit 19(a)(1).

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee. The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.” The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant. In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a)     The aggregate fees billed for the period ended March 31, 2025 (the Registrant’s first period of operations) for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the period are $133,000.

Audit-Related Fees

(b)    The aggregate fees billed for the period ended March 31, 2025 (the Registrant’s first period of operations) for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $0.

Tax Fees

(c)     The aggregate fees billed for each of the period ended March 31, 2025 (the Registrant’s first period of operations) for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0.

All Other Fees

(d)    The aggregate fees billed for the period ended March 31, 2025 (the Registrant’s first period of operations) for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0.

(e)(1)Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant’s Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor’s engagement.

(e)(2)The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)    0%

(c)     0%

(d)    0%

(f)     Not applicable.

(g)    The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the period ended March 31, 2025 (the Registrant’s first period of operations) was $0.

(h)    The Registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)     Not applicable.

(j)     Not applicable.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.    SCHEDULE OF INVESTMENTS.

(a)     Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)    Not Applicable.

ITEM 7.    FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.    CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.    PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10.  REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11.  STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

The information is included in Item 1(a) of this Form N-CSR.

ITEM 12.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Exhibit B

Hamilton Lane Advisors, LLC
PROXY POLICY AND PROCEDURE
Effective June 2020
Revised June 2024
Revised October 2024
Revised December 2024

INTRODUCTION

Hamilton Lane Advisors, L.L.C. (“Hamilton”), acts as the advisor to a number of registered investment companies (the “Funds”). In accord with Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended, Hamilton has adopted the following policies and procedures to provide information on Hamilton’s proxy policy generally as well as on procedures for each of the Funds specifically (the “Proxy Policy and Procedure”). These policies and procedures apply only to Hamilton.

GENERAL GUIDELINES

Hamilton’s Proxy Policy and Procedure is designed to ensure that proxies are voted in a manner (i) reasonably believed to be in the best interests of the Funds and their shareholders1 and (ii) not affected by any material conflict of interest. Hamilton considers shareholders1 best economic interests over the long term (i.e. addresses the common interest of all shareholders over time). Although shareholders may have differing political or social interests or values, their economic interest is generally uniform.

Hamilton has adopted voting guidelines to assist in making voting decisions on common issues. The guidelines are designed to address those securities in which the Funds generally invest and may be revised in Hamilton’s discretion. Any non-routine matters not addressed by the proxy voting guidelines are addressed on a case-by-case basis, taking into account all relevant facts and circumstances at the time of the vote, particularly where such matters have a potential for major economic impact on the issuer’s structure or operations. In making voting determinations, Hamilton typically will rely on the individual portfolio managers who invest in and track particular companies as they are the most knowledgeable about, and best suited to make decisions regarding, particular proxy matters. In addition, Hamilton may conduct research internally and/or use the resources of an independent research consultant. Hamilton may also consider other materials such as studies of corporate governance and/or analyses of shareholder and management proposals by a certain sector of companies and may engage in dialogue with an issuer’s management.

Hamilton acknowledges its responsibility to identify material conflicts of interest related to voting proxies. Hamilton’s employees are required to disclose to the Chief Compliance Officer any personal conflicts, such as officer or trustee positions held by them, their spouses or close relatives, in any publicly traded company. Conflicts based on business relationships with Hamilton, any affiliate or any person associated with Hamilton will be considered only to the extent that Hamilton has actual knowledge of such relationships. Hamilton then takes appropriate steps to address identified conflicts. Typically, in those instances when a proxy vote may present a conflict between the interests of the Fund, on the one hand, and Hamilton’s interests or the interests of a person affiliated with Hamilton on the other, Hamilton will abstain from making a voting decision and will document the decision and reasoning for doing so.

In some cases, the cost of voting a proxy may outweigh the expected benefits. For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person. Hamilton may abstain from voting a proxy if the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

In certain cases, securities on loan as part of a securities lending program may not be voted. Nothing in the proxy voting policies shall obligate Hamilton to exercise voting rights with respect to a portfolio security if it is prohibited by the terms of the security or by applicable law or otherwise.

____________

1        Actions taken in accord with the best interests of the Funds and their shareholders are those which align most closely with the Funds’ stated investment objectives and strategies.

Hamilton will not discuss with members of the public how they intend to vote on any particular proxy proposal.

ISS PROXYEDGE

Hamilton has entered into a contractual relationship with Institutional Shareholder Services Inc. (“ISS”) through which ISS provides certain proxy management services to Hamilton’s portfolio management teams. Specifically, ISS (i) provides access to the ISS ProxyExchange web-based voting and research platform to access vote recommendations, research reports, execute vote instructions and run reports relevant to Subscriber’s proxy voting environment; (ii) implements and maps Hamilton’s designated proxy voting policies to applicable accounts and generates vote recommendations based on the application of such policies; and (iii) monitors Hamilton’s incoming ballots, performs ballot-to-account reconciliations with Hamilton and its third party providers to help ensure that ISS is receiving all ballots for which Hamilton has voting rights.

ISS provides two options for how proxy ballots are executed:

1.      Implied Consent: ISS executes ballots on Hamilton’s behalf based on policy guidelines chosen at the time Hamilton entered into the relationship with ISS.

2.      Mandatory Signoff: ISS is not permitted to mark or process any ballot on Hamilton’s behalf without first receiving Hamilton’s specific voting instructions via ProxyExchange.

Hamilton has opted for Option 1. Implied Consent and in so doing has chosen to allow ISS to vote proxies on its behalf “with management’s recommendations.” Hamilton has the option however to change its vote from the “with management’s recommendations” default at any point prior to the voting deadline if the portfolio managers following the subject company determine it is in the best interests of the Funds and their shareholders to do so. In those instances when the subject company’s management has not provided a voting recommendation, Hamilton will either vote based on its own determination of what would align most closely with the best interests of the Funds and their shareholders or will opt to allow ISS to submit an “abstain” vote on its behalf. In addition, in those limited instances when share blocking2 may apply, Hamilton has instructed ISS not to cast a vote on Hamilton’s behalf unless Hamilton provides specific instructions via ProxyExchange.

FUND-SPECIFIC POLICIES AND PROCEDURES

Hamilton Lane Private Assets Fund (“HLPAF”)

HLPAF invests primarily in general or limited partnerships, funds, corporations, trusts or other investment vehicles (collectively, “Investment Funds”). While it is unlikely that HLPAF will receive notices or proxies from Investment Funds (or in connection with any other portfolio securities), to the extent that HLPAF does receive such notices or proxies and ICAF has voting interests in such Investment Funds, the responsibility for decisions regarding proxy voting for securities held by HLPAF lies with Hamilton as HLPAF’s advisor. Hamilton will vote such proxies in accordance with the proxy policies and procedures noted above.

HLPAF will be required to file Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. The Fund’s Form N PX filing will be available: (i) without charge, upon request, by calling 1.877.779.1999 or (ii) by visiting the SEC’s website at www.sec.gov.

Hamilton Lane Private Infrastructure Fund (“HLPIF”)

HLPIF invests primarily in Investment Funds. While it is unlikely that HLPIF will receive notices or proxies from Investment Funds (or in connection with any other portfolio securities), to the extent that HLPIF does receive such notices or proxies and HLPIF has voting interests in such Investment Funds, the responsibility for decisions regarding proxy voting for securities held by HLPIF lies with Hamilton as HLPIF’s advisor. Hamilton will vote such proxies in accordance with the proxy policies and procedures noted above.

HLPIF will be required to file Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, by calling 1.877.779.1999 or (ii) by visiting the SEC’s website at www.sec.gov.

____________

2        Proxy voting in certain countries requires share blocking. Shareholders wishing to vote their proxies must deposit their shares shortly before the meeting date with a designated depositary. During this blocking period, any shares held by the designated depositary cannot be sold until the meeting has taken place and the shares have been returned to Hamilton’s custodian banks. Hamilton generally opts not to participate in share blocking proxies given these restrictions on their ability to trade.

Hamilton Lane Private Secondary Fund (“HLPSF”)

HLPSF invests primarily in Investment Funds. While it is unlikely that HLPSF will receive notices or proxies from Investment Funds (or in connection with any other portfolio securities), to the extent that HLPSF does receive such notices or proxies and HLPSF has voting interests in such Investment Funds, the responsibility for decisions regarding proxy voting for securities held by HLPSF lies with Hamilton as HLPSF’s advisor. Hamilton will vote such proxies in accordance with the proxy policies and procedures noted above.

HLPSF will be required to file Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, by calling 1.877.779.1999 or (ii) by visiting the SEC’s website at www.sec.gov.

Hamilton Lane Venture Capital and Growth Fund (“HLVCGF”)

HLVCGF invests primarily in Investment Funds. While it is unlikely that HLVCGF will receive notices or proxies from Investment Funds (or in connection with any other portfolio securities), to the extent that HLVCGF does receive such notices or proxies and HLVCGF has voting interests in such Investment Funds, the responsibility for decisions regarding proxy voting for securities held by HLVCGF lies with Hamilton as HLVCGF’s advisor. Hamilton will vote such proxies in accordance with the proxy policies and procedures noted above.

HLVCGF will be required to file Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, by calling 1.877.779.1999 or (ii) by visiting the SEC’s website at www.sec.gov.

HL SCOPE RIC LLC (“SRIC”)

SRIC invests primarily in the debt of companies in either the primary or secondary market (“Direct Credit Investments”). While it is unlikely that SRIC will receive notices or proxies from Direct Credit Investments (or in connection with any other portfolio securities), to the extent that SRIC does receive such notices or proxies and SRIC has voting interests in such Direct Credit Investments, the responsibility for decisions regarding proxy voting for securities held by SRIC lies with Hamilton as SRIC’s advisor. Hamilton will vote such proxies in accordance with the proxy policies and procedures noted above.

SRIC will be required to file Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, by calling 1.877.779.1999 or (ii) by visiting the SEC’s website at www.sec.gov.

All Other Funds

The policies and procedures outlined within this Proxy Policy and Procedure apply to those securities being held in that portion of the Funds’ portfolios managed by a Hamilton portfolio manager only.

Each Fund will be required to file Form N-PX annually, with its complete proxy voting record for the twelve months immediately prior to the Fund’s year-end, no later than sixty (60) days following the Fund’s year-end. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, from the Fund’s administrator or (ii) by visiting the SEC’s website at www.sec.gov.

ITEM 13.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1)Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

As of the date of this report, the biographies of certain of Hamilton Lane Advisors, L.L.C.’s (the “Adviser” or “Hamilton Lane”) investment professionals having day-to-day portfolio management responsibility to the Fund (the “Portfolio Managers”) are below:

Brian Charles Gildea | Head of Evergreen Portfolios

Mr. Gildea is a Managing Director and Head of Evergreen Portfolios. He is a member of the Investment Committee, Responsible Investment Committee and Evergreen Portfolio Committee. Mr. Gildea has more than 25 years of private markets investment experience, spanning private markets asset classes and strategies. Mr. Gildea joined Hamilton Lane in 2009, and previously served as Head of Investments, responsible for oversight and management of all global investment activities, and, prior to that, as Global Head of Co-Investments.

Prior to joining Hamilton Lane, he was a General Partner at Bear Stearns Merchant Banking, and prior to that, at Freeman Spogli & Co. Mr. Gildea began his career as a Financial Analyst in the Mergers & Acquisitions Group at Salomon Brothers Inc.

He received a B.S. in Business Administration from Georgetown University. Mr. Gildea serves as Vice Chairman of the Board of Philadelphia Financial Scholars.

Richard Hope | Co-Head of Investments

Mr. Hope is the Co-Head of Investments and Head of Europe, the Middle East and Africa (EMEA). In his role as Co-Head of Investments, he has broad leadership and management responsibilities across the global investment platform. He also heads the London office and sits on the Portfolio Management Group Committee and Evergreen Portfolio Committee. Mr. Hope serves as a member of the Investment Committee and represents Hamilton Lane on several fund advisory boards.

Prior to joining Hamilton Lane in 2011, Mr. Hope worked as a Director with Alliance Trust Equity Partners, where he helped establish a private equity fund investment business together with making a number of direct investments.

Previously, Mr. Hope worked in the U.K. at Noble Group, where he was responsible for making and managing venture and growth capital investments.

Mr. Hope received his B.Com. from University of Edinburgh.

Andrew Schardt | Vice Chairman, Head of Investment Strategy, Co-Head of Direct Equity

Mr. Schardt is a Vice Chairman, Head of Investment Strategy and Co-Head of Direct Equity Investments at Hamilton Lane. As Vice Chairman and Head of Investment Strategy, he is responsible for implementing executive-level initiatives while maintaining broader leadership responsibilities across the firm’s global investment platform. In his role as Co-Head of Direct Equity Investments, Mr. Schardt oversees the entirety of the direct equity platform, including strategy implementation, broader team management and all associated investment activities. Mr. Schardt has held a number of senior investment roles during his time at the firm, most recently as Co-Head of Investments and Co-Head of Direct Credit. He is a member of the Investment Committee as well as the Executive Committee.

Prior to joining Hamilton Lane in 2008, Mr. Schardt focused on principal investing and advisory activities while at TCG Advisors, an Aerospace & Defense-focused merchant bank. Previously, he held positions with Holberg, Inc., a diversified private holding company, and began his career in investment banking at Banc of America Securities.

Mr. Schardt received an M.B.A from the Fuqua School of Business at Duke University and a B.S. in Economics from Cornell University.

Thomas Kerr | Co-Head of Investments, Global Head of Secondary Investments

Mr. Kerr is a Managing Director, Co-Head of Investments and Co-Head of Secondaries. In this capacity, Mr. Kerr is active in secondary deal sourcing and execution. In addition, Mr. Kerr is a member of the Portfolio Strategic Group, which is responsible for directing the firm’s strategic investment approach.

Mr. Kerr began his career at Hamilton Lane in 1999 and most recently was a member of the Fund Investment & Managed Solutions Team, where he was responsible for due diligence of primary fund investment opportunities. Prior to joining Hamilton Lane, Mr. Kerr spent two years at BISYS Plan Services, where he was responsible for the investment activities of institutional defined benefit plans.

Mr. Kerr received an M.B.A. from Saint Joseph’s University and a B.S. in Finance from Rider University.

Jacqueline Rantanen | Head of Investor Solutions

Ms. Rantanen is Head of Investor Solutions within our Evergreen Portfolio Management team, where she is responsible for leading the investor solutions function with a focus on the continued expansion of our growing retail platform. Ms. Rantanen also serves as a member of the Investment, Responsible Investment and Executive Committees.

Ms. Rantanen began her career with Hamilton Lane on the Fund Investment & Managed Solutions team. She has held roles in Relationship Management, Public Relations, Marketing teams, and previously led the global Product team. Prior to joining Hamilton Lane in 1997, Ms. Rantanen was a Corporate Finance Analyst for Comcast Corporation. Previously, she was a member of the Chemical Division’s Financial Analysis Department for Sunoco, Inc.

Ms. Rantanen received an M.B.A. from Villanova University and a B.S. from Drexel University.

Mario Giannini | Executive Co-Chairman

Mr. Giannini is Executive Co-Chairman and a member of the Hamilton Lane Board of Directors. He also serves on various Investment Committees.

Mr. Giannini served as Hamilton Lane’s Chief Executive Officer for 22 years, responsible for the firm’s strategic direction, management structure and process. He played a significant role in providing client services to the firm’s numerous clients and in marketing the firm’s products and services.

Mr. Giannini received a J.D. from Boston College, a Master of Laws degree from the University of Virginia, and a B.A. from California State University.

Stephen Brennan | Head of Private Wealth Solutions

Mr. Brennan is a Managing Director and Head of Private Wealth Solutions, leading the firm’s efforts to provide both evergreen and traditional private markets solutions to the growing Private Wealth channel. In this capacity he sets the strategic direction and oversees all aspects of the Private Wealth Solutions business.

Previously, Mr. Brennan held numerous leadership roles in Hamilton Lane’s institutional business including Global Head of Business Development. Mr. Brennan serves as a member of the firm’s Investment Committee and Evergreen Portfolio Committee. Prior to joining Hamilton Lane in 2002, Mr. Brennan held relationship management and investment support roles at Goldman Sachs (GSAM) and BNY Mellon.

Mr. Brennan received an M.B.A. from Fordham University and a B.B.A. from Loyola University Maryland.

Bryan Jenkins | Co-Head of Portfolio Management Group

Mr. Jenkins is a Managing Director and Co-Head of the Portfolio Management Group, where he oversees portfolio strategy, quantitative research, risk assessment, and the development of Hamilton Lane’s proprietary data and analytics. Mr. Jenkins chairs the Portfolio Management Committee and is a member of the firm’s Evergreen Portfolio Committee. He is also a member of the BVCA’s Research Advisory Group.

Mr. Jenkins began his career at Hamilton Lane in 2012 and has previously held roles on the firm’s Research and Private Markets Analytics teams.

Mr. Jenkins received a B.S. in Computer Engineering from Drexel University.

Juan Delgado-Moreira | Co-Chief Executive Officer

Mr. Delgado-Moreira is Co-Chief Executive Officer based in the Hong Kong office. In this role, he oversees the firm’s global sales efforts and client service organization. He also serves on the firm’s Investment Committees as well as the Board of Directors.

Previously, Mr. Delgado-Moreira was a Vice Chairman responsible for Asian investment activities and client relationships. Prior to joining Hamilton Lane in 2005, Mr. Delgado-Moreira was an Investment Manager at Baring Private Equity Partners Ltd. in London, where he focused on mid-market private equity in Europe. Previously, Mr. Delgado-Moreira held senior research positions at U.K. institutions such as the University of Essex and was a lecturer and Fulbright Scholar at Stanford University. Mr. Delgado-Moreira began his career as an analyst in Madrid at the SEPI (formerly known as lnstituto Nacional de Industria).

Mr. Delgado-Moreira received a Ph.D. in Research Methods and Statistics and a B.A. in Political Science and Sociology from the Universidad Complutense de Madrid, Spain. He is a Chartered Financial Analyst and a member of the CFA Institute.

Erik Hirsch | Co-Chief Executive Officer

Mr. Hirsch is Co-Chief Executive Officer. In this role, he is responsible for the firm’s strategic direction and operations. Mr. Hirsch serves on the firm’s Investment Committees as well as the Board of Directors.

On behalf of Hamilton Lane, Mr. Hirsch is a board member of Novata, a public benefit corporation designed to collect, analyze, benchmark and report relevant ESG data on behalf of private companies. Hamilton Lane is a founding partner of Novata. Additionally, Mr. Hirsch serves as a strategic advisor to Tifin, a platform that conceives, creates and operates fintech companies in the areas of wealth management, investments and personal finance. Hamilton Lane is a strategic investor in Tifin.

Mr. Hirsch is a frequently quoted expert on the private equity industry, both in the print and broadcast media, and is a regular lecturer at the Wharton Business School of the University of Pennsylvania. Previously, Mr. Hirsch was the Vice Chairman of Hamilton Lane. In this role, he led all strategic and technology initiatives. Prior to joining Hamilton Lane in 1999, Mr. Hirsch was a corporate investment banker in the Mergers & Acquisitions department of Brown Brothers Harriman & Co. He began his career as a municipal financial consultant with Public Financial Management (PFM). At PFM, Mr. Hirsch specialized in asset securitization, sport stadium financings and strategic consulting.

Mr. Hirsch is a trustee of the University of Virginia’s College Foundation, a board member of University of Virginia’s Center for Politics and serves on the board of the Philadelphia 76ers Youth Foundation.

Brent Burnett | Managing Director and Head of Infrastructure and Real Assets

Mr. Burnett is a Managing Director and Head of Infrastructure and Real Assets, based in the Portland office, where he is an Investment Committee member and leads investment activities across real estate, infrastructure and natural resources.

Prior to joining Hamilton Lane, Mr. Burnett was a Managing Director and Principal of Real Asset Portfolio Management LLC. Mr. Burnett joined Real Asset Portfolio Management LLC in 2012 to focus on energy, infrastructure and minerals and mining, with a secondary focus on real estate investments. Mr. Burnett co-led the sale of Real Asset Portfolio Management to Hamilton Lane in 2017 and continues to focus on the non-real estate sectors of real assets across primary funds, secondaries and direct equity opportunities for Hamilton Lane’s clients and managed accounts. Prior to joining RAPM, Mr. Burnett worked at R.V. Kuhns & Associates. Prior to joining RVK, Brent worked in the Development and Investment group of Trammell Crow Company and as an Associate on FLAG Capital Management’s Real Assets investment funds. Mr. Burnett began his career as a management consultant for the Monitor Group.

Mr. Burnett received a B.S. in Accounting and a B.A. in Economics from Brigham Young University.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by the Portfolio Manager(s)
(As of March 31, 2025)

Other Accounts Managed by the Portfolio Managers(1)
Name	Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee:			Number of Other Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based:
	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Mario Giannini	2 accounts, $453,451,177	26 accounts, $5,936,714,905	29 accounts, $10,462,400,000	2 accounts, $3,182,700,000	38 accounts, $18,827,841,689	6 accounts, $1,280,000,000
Juan Delgado-Moreira	2 accounts, $453,451,177	27 accounts, $5,968,883,996	33 accounts, $11,407,400,000	2 accounts, $3,182,700,000	55 accounts, $19,862,601,673	6 accounts, $1,280,000,000
Brian Charles Gildea	2 accounts, $453,451,177	8 accounts, $1,545,052,523	2 accounts, $950,000,000	2 accounts, $3,182,700,000	30 accounts, $15,639,660,694	3 accounts, $800,000,000
Thomas Kerr	2 accounts, $453,451,177	10 accounts, $2,287,718,180	10 accounts, $2,307,000,000	2 accounts, $3,182,700,000	45 accounts, $18,919,321,717	3 accounts, $800,000,000
Richard Hope	2 accounts, $453,451,177	11 accounts, $2,814,731,715	10 accounts, $2,307,000,000	2 accounts, $3,182,700,000	48 accounts, $22,286,117,549	3 accounts, $800,000,000
Andrew Schardt	2 accounts, $453,451,177	11 accounts, $2,762,536,766	9 accounts, $1,607,000,000	2 accounts, $3,182,700,000	47 accounts, $15,303,283,452	2 accounts, $550,000,000
Bryan Jenkins	2 accounts, $453,451,177	2 accounts, $788,980,805	Zero accounts	2 accounts, $3,182,700,000	4 accounts, $5,073,100,000	Zero accounts
Jacqueline Rantanen	2 accounts, $453,451,177	23 accounts, $5,741,609,854	29 accounts, $10,462,400,000	2 accounts, $3,182,700,000	26 accounts, $11,088,710,626	6 accounts, $1,230,000,000
Stephen Brennan	2 accounts, $453,451,177	23 accounts, $5,741,609,854	29 accounts, $10,462,400,000	2 accounts, $3,182,700,000	26 accounts, $11,088,710,626	6 accounts, $1,230,000,000
Erik Hirsch	2 accounts, $453,451,177	28 accounts, $6,068,883,996	31 accounts, $10,897,400,000	2 accounts, $3,182,700,000	43 accounts, $22,842,199,550	6 accounts, $1,280,000,000
Brent Burnett	2 accounts, $453,451,177	23 accounts, $5,741,609,854	33 accounts, $11,407,400,000	2 accounts, $3,182,700,000	41 accounts, $14,238,175,183	6 accounts, $1,230,000,000

(1) Investing amounts are determined based upon accounts of currently investing capital overseen by the investment committees that the above referenced portfolio managers are a member of. Other Pooled Investments include Commingled Funds and Fund of One accounts. Other Accounts include separately managed accounts.

The figures noted above represent the current commitment amounts of discretionary accounts overseen by the various Hamilton Lane Investment Committees of which the above noted individuals are members. This does not include the value of accounts that are no longer making investments/not in their investment period.

Conflicts of Interest

The Portfolio Managers may manage separate accounts or other pooled investment vehicles that may have materially higher or different fee arrangements than the Fund and may also be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to cross-trading and the allocation of investment opportunities. The Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Adviser seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and reasonable manner. To this end, the Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

(a)(3) Compensation Structure of Portfolio Manager

A competitive base salary and a performance-based bonus structure are in place for all team members. Portfolio Managers, analysts, and other associates are paid a competitive base salary and discretionary bonus based on their fiduciary investment responsibilities, performance of the individual, and performance of the firm. The discretionary bonus structure gives the Adviser the ability to remain competitive under current market conditions affecting compensation across the industry. The discretionary bonus may be payable in both cash and equity. In addition, certain employees of the Adviser also receive carried interest from certain of the Adviser’s clients.

(a)(4)Disclosure of Securities Ownership

Investment Committee Ownership of Securities in the Fund

Name of Investment Committee Member	Dollar Range of Securities Beneficially Owned by Investment Committee Team Member (As of March 31, 2025)
Mario Giannini	None
Brian Gildea	None
Richard Hope	None
Andrew Schardt	None
Thomas Kerr	None
Jacqueline Rantanen	None
Stephen Brennan	None
Bryan Jenkins	None
Juan Delgado-Moreira	None
Erik Hirsch	None
Brent Burnett	None

(b)   Not applicable.

ITEM 14.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 15.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

ITEM 16.  CONTROLS AND PROCEDURES.

(a)     The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)    There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 17.  DISCLOSURE OF THE SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT COMPANIES.

(a)     Not applicable.

(b)    Not applicable.

ITEM 18.  RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)     Not applicable.

(b)    Not applicable.

ITEM 19.  EXHIBITS.

(a)(1)	Code of ethics or any amendments thereto, that is subject to disclosure required by Item 2 is attached hereto.
(a)(2)	Not applicable.
(a)(3)

Certifications for each principal executive and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	Not applicable.
(a)(5)	Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Hamilton Lane Venture Capital and Growth Fund
By (Signature and Title)*	/s/ Andrew Schardt
Andrew Schardt, President
(Principal Executive Officer)
Date	June 9, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Andrew Schardt
Andrew Schardt, President
(Principal Executive Officer)
Date	June 9, 2025
By (Signature and Title)*	/s/ Brian Channon
Brian Channon, Treasurer
(Principal Financial Officer)
Date	June 9, 2025

____________

*        Print the name and title of each signing officer under his or her signature.